Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2019

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 51.9 million square feet and 196 properties, including 13 properties under construction/redevelopment, and consists of 177 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned seven consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 55.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3352 or
(t) 617.236.3300		investorrelations@bxp.com	mlabelle@bxp.com
(f) 617.236.3311		(t) 617.236.3822
		(f) 617.236.3311	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bxp.com

(Cover photo: Rendering of 145 Broadway, Cambridge, MA)

Q3 2019
Table of contents

Q3 2019
Company profile

SNAPSHOT

(as of September 30, 2019)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	196
Total Square Feet (includes unconsolidated joint ventures)	51.9 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.6 million
Closing Price, at the end of the quarter	$129.66 per share
Dividend - Quarter/Annualized	$0.95/$3.80 per share
Dividend Yield	2.93%
Consolidated Market Capitalization [1]	$34.4 billion
BXP’s Share of Market Capitalization [1,2]	$34.1 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•
to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy, achieve premium rental rates through economic cycles and that advance our commitment to sustainable development and operations;

•
in our core markets, to maintain scale and a full-service real estate capability (development, construction, leasing and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as development, repositioning, acquisitions and dispositions, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by developing into economic growth, acquiring properties in times of opportunity and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals and the counterparty of choice for tenants and real estate industry participants.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Chairman of the Board	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer
Douglas T. Linde	President	Management
Kelly A. Ayotte		Owen D. Thomas	Chief Executive Officer
Bruce W. Duncan	Chair of Compensation Committee	Douglas T. Linde	President
Karen E. Dykstra		Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Diane J. Hoskins
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter D. Johnston	Executive Vice President, Washington, DC Region
		Bryan J. Koop	Executive Vice President, Boston Region
David A. Twardock	Chair of Audit Committee	Robert E. Pester	Executive Vice President, San Francisco Region
William H. Walton, III		John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCEMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

Fourth Quarter, 2019	Tentatively January 28, 2020
First Quarter, 2020	Tentatively April 28, 2020
Second Quarter, 2020	Tentatively July 28, 2020
Third Quarter, 2020	Tentatively October 27, 2020
____________________

[1]	For additional detail, see page 28.

[2]	For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2019
Guidance and assumptions

GUIDANCE

The Company’s guidance for the full year 2019 and full year 2020 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the Company’s earnings release issued on October 29, 2019 and otherwise referenced during the Company’s conference call scheduled for October 30, 2019.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) other possible capital markets activity or (3) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 57. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Full Year 2019		Full Year 2020
	Low	High	Low	High
Projected EPS (diluted)	$3.28	$3.30	$3.45	$3.65
Add:
Projected Company share of real estate depreciation and amortization	3.84	3.84	4.00	4.00
Impairment Loss	0.14	0.14	—	—
Projected Company share of (gains)/losses on sales of real estate	(0.28)	(0.28)	—	—
Projected FFO per share (diluted)	$6.98	$7.00	$7.45	$7.65

ASSUMPTIONS
(dollars in thousands)

	Full Year 2019			Full Year 2020
	Low		High	Low		High
Operating property activity:
Average In-service portfolio occupancy	92.50%	—	93.50%	92.50%	—	93.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	6.25%	—	7.00%	3.00%	—	4.75%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	5.00%	—	6.50%	3.00%	—	4.75%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$80,000	—	$90,000	$60,000	—	$70,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(17,000)	—	$(17,000)	$(3,000)	—	$(3,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$110,000	—	$125,000	$100,000	—	$130,000
Hotel net operating income	$15,000	—	$16,000	$15,000	—	$16,500
Termination income	$14,000	—	$16,000	$2,000	—	$8,000

Other revenue (expense):
Development and management services revenue	$37,000	—	$41,000	$25,000	—	$32,000
General and administrative expense [1]	$(140,000)	—	$(136,000)	$(145,000)	—	$(140,000)
Net interest expense [2]	$(430,000)	—	$(420,000)	$(430,000)	—	$(410,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(148,000)	—	$(138,000)	$(155,000)	—	$(145,000)

_____________

[1]	Excludes estimated changes in the market value of the Company’s Deferred Compensation Plan and Gains from investments in securities.

[2]
Full year 2019 assumptions includes the $28 million loss from the early extinguishment of debt recognized during the third quarter of 2019. The full year 2020 assumptions excludes approximately $9 million of incremental interest expense associated with our unconsolidated joint ventures and contained within income (loss) from unconsolidated joint ventures.

Q3 2019
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-19	30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$107,771	$164,318
Net income attributable to Boston Properties, Inc. per share - diluted	$0.70	$1.06
FFO attributable to Boston Properties, Inc. common shareholders [1]	$253,631	$276,275
Diluted FFO per share [1]	$1.64	$1.78
Dividends per common share	$0.95	$0.95
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$191,920	$223,719

Selected items:
Revenue	$743,553	$733,741
Recoveries from tenants [3]	$124,445	$117,971
Service income from tenants [4]	$3,180	$2,818
BXP’s Share of revenue [5]	$704,171	$698,643
BXP’s Share of straight-line rent [5,6]	$(1,904)	$18,653
BXP’s Share of straight-line rent from deferred revenue [5,7]	$(22,156)	$—
BXP’s Share of fair value lease revenue [5,8]	$4,467	$5,124
BXP’s Share of termination income [5]	$1,960	$4,969
Ground rent expense	$3,637	$3,656
Capitalized interest	$16,184	$13,256
Capitalized wages	$2,583	$2,594
BXP’s Share of internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019 [5]	$1,523	$1,270
Income (loss) from unconsolidated joint ventures [9]	$(649)	$47,964
BXP’s share of FFO from unconsolidated joint ventures [10]	$13,583	$14,985
Net income attributable to noncontrolling interests in property partnerships	$18,470	$17,482
FFO attributable to noncontrolling interests in property partnerships [11]	$35,872	$35,351

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$11,535	$13,111
Below-market rents (included within Other Liabilities)	$44,000	$49,623
Accrued rental income liability (included within Other Liabilities) [6]	$127,699	$79,687

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [12]	4.01	4.13
Interest Coverage Ratio (including capitalized interest) [12]	3.43	3.60
Fixed Charge Coverage Ratio [9]	2.66	2.84
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [13]	6.47	6.32
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [14]	7.1%	7.6%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [14]	5.2%	9.0%
FAD Payout Ratio [2]	85.47%	73.32%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.0%	63.5%
Occupancy of In-Service Properties	92.6%	93.4%

Capitalization:
Consolidated Debt	$11,838,738	$11,846,241
BXP’s Share of Debt [15]	$11,561,991	$11,509,782
Consolidated Market Capitalization	$34,415,850	$34,309,061
Consolidated Debt/Consolidated Market Capitalization	34.40%	34.53%
BXP’s Share of Market Capitalization [15]	$34,139,103	$33,972,602
BXP’s Share of Debt/BXP’s Share of Market Capitalization [15]	33.87%	33.88%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 7.

[2]	For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	Upon the adoption of ASU 2016-02 - “Leases” on January 1, 2019, Recoveries from tenants are included in Lease revenue.

[4]
Upon the adoption of ASU 2016-02 - “Leases” on January 1, 2019, Service income from tenants are included in Lease revenue. Prior to adoption, these amounts were included within the line Development and management services revenue.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[6]	For the three months ended September 30, 2019, includes the straight-line impact related to deferred revenue from a tenant.

Q3 2019
Financial highlights (continued)

[7]	Represents the straight-line impact related to deferred revenue from a tenant. For additional information, see page 59.

[8]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[9]	For the three months ended June 30, 2019, includes the Company’s share of the gain on sale of 540 Madison Avenue totaling approximately $47.8 million.

[10]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 37.

[11]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 34.

[12]	For a quantitative reconciliation for the three months ended September 30, 2019 and June 30, 2019, see page 32.

[13]	For a quantitative reconciliation for the three months ended September 30, 2019 and June 30, 2019, see page 31.

[14]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 12.

[15]	For a quantitative reconciliation for September 30, 2019, see page 28.

Q3 2019
Consolidated Balance Sheets

(unaudited and in thousands)

	30-Sep-19	30-Jun-19
ASSETS
Real estate	$21,088,492	$20,858,468
Construction in progress	958,407	812,408
Land held for future development	246,972	272,332
Right of use assets - finance leases	232,312	187,269
Right of use assets - operating leases	149,231	149,839
Less accumulated depreciation	(5,164,342)	(5,050,606)
Total real estate	17,511,072	17,229,710
Cash and cash equivalents	751,210	1,087,001
Cash held in escrows	53,555	75,923
Investments in securities	34,375	33,411
Tenant and other receivables, net	102,155	87,727
Related party note receivable	80,000	80,000
Note receivable	19,844	19,718
Accrued rental income, net	1,003,033	973,167
Deferred charges, net	689,768	676,082
Prepaid expenses and other assets	110,308	68,701
Investments in unconsolidated joint ventures	933,255	936,835
Total assets	$21,288,575	$21,268,275

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,952,006	$2,956,833
Unsecured senior notes, net	8,387,913	8,390,708
Unsecured line of credit	—	—
Unsecured term loan, net	498,819	498,700
Lease liabilities- finance leases	221,029	172,902
Lease liabilities - operating leases	199,755	199,344
Accounts payable and accrued expenses	421,269	418,429
Dividends and distributions payable	165,421	165,419
Accrued interest payable	83,177	89,289
Other liabilities	356,338	355,984
Total liabilities	13,285,727	13,247,608

Commitments and contingencies	—	—

Redeemable deferred stock units	9,408	—
Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at September 30, 2019 and June 30, 2019	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,650,973 and 154,642,030 issued and 154,572,073 and 154,563,130 outstanding at September 30, 2019 and June 30, 2019, respectively	1,546	1,546
Additional paid-in capital	6,272,708	6,278,961
Dividends in excess of earnings	(749,666)	(710,592)
Treasury common stock at cost, 78,900 shares at September 30, 2019 and June 30, 2019	(2,722)	(2,722)
Accumulated other comprehensive loss	(51,996)	(51,340)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,669,870	5,715,853

Noncontrolling interests:
Common units of the Operating Partnership	603,447	608,593
Property partnerships	1,720,123	1,696,221
Total equity	7,993,440	8,020,667

Total liabilities and equity	$21,288,575	$21,268,275

Q3 2019
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-19	30-Jun-19
Revenue
Lease	$692,225	$680,189
Parking and other	25,582	26,319
Hotel revenue	13,014	14,844
Development and management services	10,303	9,986
Direct reimbursements of payroll and related costs from management services contracts	2,429	2,403
Total revenue	743,553	733,741
Expenses
Operating	129,852	127,939
Real estate taxes	135,419	129,620
Demolition costs	332	412
Hotel operating	8,743	9,080
General and administrative [1]	31,147	35,071
Payroll and related costs from management services contracts	2,429	2,403
Transaction costs	538	417
Depreciation and amortization	165,862	177,411
Total expenses	474,322	482,353
Other income (expense)
Income (loss) from unconsolidated joint ventures	(649)	47,964
Gains (losses) on sales of real estate	(15)	1,686
Gains from investments in securities [1]	106	1,165
Interest and other income	7,178	3,615
Loss from early extinguishment of debt	(28,010)	—
Interest expense	(106,471)	(102,357)
Net income	141,370	203,461
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,470)	(17,482)
Noncontrolling interest - common units of the Operating Partnership [2]	(12,504)	(19,036)
Net income attributable to Boston Properties, Inc.	110,396	166,943
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$107,771	$164,318

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.70	$1.06
Net income attributable to Boston Properties, Inc. per share - diluted	$0.70	$1.06

_____________

[1]
General and administrative expense includes $0.1 million and $1.2 million and Gains from investments in securities include $0.1 million and $1.2 million for the three months ended September 30, 2019 and June 30, 2019, respectively, related to the Company’s deferred compensation plan.

[2]	For additional detail, see page 7.

Q3 2019
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-19	30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$107,771	$164,318
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	12,504	19,036
Noncontrolling interests in property partnerships	18,470	17,482
Net income	141,370	203,461
Add:
Depreciation and amortization expense	165,862	177,411
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,402)	(17,869)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	13,745	14,778
Corporate-related depreciation and amortization	(411)	(412)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(487)	47,757
Gains (losses) on sales of real estate	(15)	1,686
Noncontrolling interests in property partnerships	18,470	17,482
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	282,571	307,819
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	28,940	31,544
FFO attributable to Boston Properties, Inc. common shareholders	$253,631	$276,275

Boston Properties, Inc.’s percentage share of Basic FFO	89.76%	89.75%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.24%	10.25%
Basic FFO per share	$1.64	$1.79
Weighted average shares outstanding - basic	154,577	154,555
Diluted FFO per share	$1.64	$1.78
Weighted average shares outstanding - diluted	154,820	154,874

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-19	30-Jun-19
Basic FFO	$282,571	$307,819
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	282,571	307,819
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	28,900	31,486
Boston Properties, Inc.’s share of Diluted FFO	$253,671	$276,333

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-19	30-Jun-19
Shares/units for Basic FFO	172,215	172,202
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	243	319
Shares/units for Diluted FFO	172,458	172,521
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,638	17,647
Boston Properties, Inc.’s share of shares/units for Diluted FFO	154,820	154,874

Boston Properties, Inc.’s percentage share of Diluted FFO	89.77%	89.77%
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[2]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 34.

[3]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 37.

Q3 2019
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	30-Sep-19	30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$107,771	$164,318
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	12,504	19,036
Noncontrolling interests in property partnerships	18,470	17,482
Net income	141,370	203,461
Add:
Depreciation and amortization expense	165,862	177,411
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,402)	(17,869)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	13,745	14,778
Corporate-related depreciation and amortization	(411)	(412)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(487)	47,757
Gains (losses) on sales of real estate	(15)	1,686
Noncontrolling interests in property partnerships	18,470	17,482
Preferred dividends	2,625	2,625
Basic FFO	282,571	307,819
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	2,041	1,587
BXP’s Share of hedge amortization [1]	1,435	1,435
Straight-line ground rent expense adjustment [5]	1,019	1,019
Stock-based compensation	7,809	10,394
Non-real estate depreciation	411	412
Unearned portion of capitalized fees from consolidated joint ventures [6]	836	4,092
Less:
BXP’s Share of straight-line rent [1]	(1,904)	18,653
BXP’s Share of fair value lease revenue [1,7]	4,467	5,124
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	70,199	51,822
BXP’s Share of maintenance capital expenditures [1,8]	31,263	27,016
Hotel improvements, equipment upgrades and replacements	177	424
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$191,920	$223,719

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	164,043	164,041

FAD Payout Ratio[1] (B÷A)	85.47%	73.32%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[2]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 34.

[3]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 37.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[5]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[6]	See page 61 for additional information.

[7]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[8]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	30-Sep-19	30-Sep-18
Net income attributable to Boston Properties, Inc. common shareholders	$107,771	$119,118
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	110,396	121,743
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,504	13,852
Noncontrolling interest in property partnerships	18,470	14,850
Net income	141,370	150,445
Add:
Interest expense	106,471	95,366
Loss from early extinguishment of debt	28,010	—
Depreciation and amortization expense	165,862	157,996
Transaction costs	538	914
Payroll and related costs from management services contracts	2,429	2,516
General and administrative expense	31,147	29,677
Less:
Interest and other income	7,178	2,822
Gains from investments in securities	106	1,075
Gains (losses) on sales of real estate	(15)	7,863
Income (loss) from unconsolidated joint ventures	(649)	(4,313)
Direct reimbursements of payroll and related costs from management services contracts	2,429	2,516
Development and management services revenue	10,303	15,253
Net Operating Income (NOI)	456,475	411,698
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	23,065	22,511
Less:
Partners’ share of NOI from consolidated joint ventures (after priority allocations and income allocation to private REIT shareholders) [2]	46,249	43,068
BXP’s Share of NOI	433,291	391,141
Less:
Termination income	1,960	1,350
BXP’s share of termination income from unconsolidated joint ventures [1]	—	—
Add:
Partners’ share of termination income from consolidated joint ventures [2]	—	—
BXP’s Share of NOI (excluding termination income)	$431,331	$389,791

Net Operating Income (NOI)	$456,475	$411,698
Less:
Termination income	1,960	1,350
NOI from non Same Properties (excluding termination income) [3]	28,416	13,316
Same Property NOI (excluding termination income)	426,099	397,032
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [2]	46,249	43,068
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	191	208
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	23,065	22,511
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	7,040	6,969
BXP’s Share of Same Property NOI (excluding termination income)	$396,066	$369,714

_____________

[1]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 64.

[2]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 62.

[3]
Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2019 and therefore are no longer a part of the Company’s property portfolio.

Q3 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	30-Sep-19	30-Sep-18
Net income attributable to Boston Properties, Inc. common shareholders	$107,771	$119,118
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	110,396	121,743
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,504	13,852
Noncontrolling interest in property partnerships	18,470	14,850
Net income	141,370	150,445
Add:
Interest expense	106,471	95,366
Loss from early extinguishment of debt	28,010	—
Depreciation and amortization expense	165,862	157,996
Transaction costs	538	914
Payroll and related costs from management services contracts	2,429	2,516
General and administrative expense	31,147	29,677
Less:
Interest and other income	7,178	2,822
Gains from investments in securities	106	1,075
Gains (losses) on sales of real estate	(15)	7,863
Income (loss) from unconsolidated joint ventures	(649)	(4,313)
Direct reimbursements of payroll and related costs from management services contracts	2,429	2,516
Development and management services revenue	10,303	15,253
Net Operating Income (NOI)	456,475	411,698
Less:
Straight-line rent	(16,803)	(848)
Straight-line rent from deferred revenue [1]	36,926	—
Fair value lease revenue	4,961	6,053
Termination income	1,960	1,350
Add:
Straight-line ground rent expense adjustment [2]	843	887
Lease transaction costs that qualify as rent inducements [3]	2,140	3,866
NOI - cash (excluding termination income)	432,414	409,896
Less:
NOI - cash from non Same Properties (excluding termination income) [4]	31,571	26,007
Same Property NOI - cash (excluding termination income)	400,843	383,889
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [5]	42,930	43,922
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [4]	263	834
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [6]	20,012	18,697
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [4]	5,713	5,405
BXP’s Share of Same Property NOI - cash (excluding termination income)	$372,475	$354,093
_____________

[1]
Represents the straight-line impact related to deferred revenue from a tenant.  The tenant paid for improvements to a long-lived asset of the Company resulting in deferred revenue for the period until the asset was substantially complete, which occurred in the third quarter 2019.

[2]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $176 and $175 for the three months ended September 30, 2019 and 2018, respectively. As of September 30, 2019, the Company has remaining lease payments aggregating approximately $26.0 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.

[3]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

[4]
Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2019 and therefore are no longer a part of the Company’s property portfolio.

Q3 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash (continued)

[5]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 62.

[6]	For a quantitative reconciliation for the three months ended September 30, 2019, see page 64.

Q3 2019
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-19	30-Sep-18	Change	Change	30-Sep-19	30-Sep-18	Change	Change
Rental Revenue [2]	$663,221	$622,981			$20,403	$19,265
Less: Termination income	1,960	818			—	—
Rental revenue (excluding termination income) [2]	661,261	622,163	$39,098	6.3%	20,403	19,265	$1,138	5.9%
Less: Operating expenses and real estate taxes	243,547	232,446	11,101	4.8%	12,018	11,950	68	0.6%
NOI (excluding termination income) 2, [3]	$417,714	$389,717	$27,997	7.2%	$8,385	$7,315	$1,070	14.6%

Rental revenue (excluding termination income) [2]	$661,261	$622,163	$39,098	6.3%	$20,403	$19,265	$1,138	5.9%
Less: Straight-line rent and fair value lease revenue [4]	28,215	17,426	10,789	61.9%	24	14	10	71.4%
Add: Lease transaction costs that qualify as rent inducements [5]	2,140	3,410	(1,270)	(37.2)%	—	—	—	—%
Subtotal	635,186	608,147	27,039	4.4%	20,379	19,251	1,128	5.9%
Less: Operating expenses and real estate taxes	243,547	232,446	11,101	4.8%	12,018	11,950	68	0.6%
Add: Straight-line ground rent expense [6]	843	887	(44)	(5.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3,4]	$392,482	$376,588	$15,894	4.2%	$8,361	$7,301	$1,060	14.5%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-19	30-Sep-18	Change	Change	30-Sep-19	30-Sep-18	Change	Change
Rental Revenue [2]	$683,624	$642,246			$24,557	$23,697
Less: Termination income	1,960	818			—	—
Rental revenue (excluding termination income) [2]	681,664	641,428	$40,236	6.3%	24,557	23,697	$860	3.6%
Less: Operating expenses and real estate taxes	255,565	244,396	11,169	4.6%	8,532	8,155	377	4.6%
NOI (excluding termination income) 2, [3]	$426,099	$397,032	$29,067	7.3%	$16,025	$15,542	$483	3.1%

Rental revenue (excluding termination income) [2]	$681,664	$641,428	$40,236	6.3%	$24,557	$23,697	$860	3.6%
Less: Straight-line rent and fair value lease revenue [4]	28,239	17,440	10,799	61.9%	1,902	2,317	(415)	(17.9)%
Add: Lease transaction costs that qualify as rent inducements [5]	2,140	3,410	(1,270)	(37.2)%	176	67	109	162.7%
Subtotal	$655,565	$627,398	28,167	4.5%	22,831	21,447	1,384	6.5%
Less: Operating expenses and real estate taxes	255,565	244,396	11,169	4.6%	8,532	8,155	377	4.6%
Add: Straight-line ground rent expense [6]	843	887	(44)	(5.0)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3,4]	$400,843	$383,889	$16,954	4.4%	$14,299	$13,292	$1,007	7.6%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share 2, [7]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-19	30-Sep-18	Change	Change	30-Sep-19	30-Sep-18	Change	Change
Rental Revenue [2]	$75,286	$71,309			$632,895	$594,634
Less: Termination income	—	—			1,960	818
Rental revenue (excluding termination income) [2]	75,286	71,309	$3,977	5.6%	630,935	593,816	$37,119	6.3%
Less: Operating expenses and real estate taxes	29,228	28,449	779	2.7%	234,869	224,102	10,767	4.8%
NOI (excluding termination income) 2, [3]	$46,058	$42,860	$3,198	7.5%	$396,066	$369,714	$26,352	7.1%

Rental revenue (excluding termination income) [2]	$75,286	$71,309	$3,977	5.6%	$630,935	$593,816	$37,119	6.3%
Less: Straight-line rent and fair value lease revenue [4]	3,672	(121)	3,793	3,134.7%	26,469	19,878	6,591	33.2%
Add: Lease transaction costs that qualify as rent inducements [5]	281	107	174	162.6%	2,035	3,370	(1,335)	(39.6)%
Subtotal	71,895	71,537	358	0.5%	606,501	577,308	29,193	5.1%
Less: Operating expenses and real estate taxes	29,228	28,449	779	2.7%	234,869	224,102	10,767	4.8%
Add: Straight-line ground rent expense [6]	—	—	—	—%	843	887	(44)	(5.0)%
NOI - cash (excluding termination income) 2, [3,4]	$42,667	$43,088	$(421)	(1.0)%	$372,475	$354,093	$18,382	5.2%
___________________

[1]	Includes 100% share of consolidated joint ventures that are a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

[4]
For the three months ended September 30, 2019, excludes the straight-line impact of approximately $(36.9) million for Office and Consolidated Total, $(14.7) million for Partners’ share of Consolidated Joint Ventures and $(22.2) million for BXP’s Share in connection with the deferred revenue received from a tenant. For additional information, see page 10.

[5]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

Q3 2019
Same property net operating income (NOI) by reportable segment (continued)

[6]
Excludes the straight-line impact of approximately $176 and $175 for the three months ended September 30, 2019 and 2018, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 10.

[7]	BXP’s Share equals (A) + (B) - (C).

Q3 2019
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-19	30-Jun-19
Maintenance capital expenditures	$31,140	$27,520
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	3,630	13,389
Hotel improvements, equipment upgrades and replacements	177	424
Subtotal	34,947	41,333
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	671	640
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	666	1,692
BXP’s share of repositioning capital expenditures from unconsolidated JVs	1,548	2,138
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	548	1,144
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	1,145	5,326
BXP’s Share of Capital Expenditures [1]	$36,139	$39,333

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [2]

	Three Months Ended
	30-Sep-19	30-Jun-19
Square feet	1,516,332	814,371
Tenant improvements and lease commissions PSF	$84.97	$80.60

___________________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[2]	Includes 100% of unconsolidated joint ventures.

Q3 2019
Acquisitions and dispositions

For the period from January 1, 2019 through September 30, 2019
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	Leased (%)
Carnegie Center (land parcels)	Princeton, NJ	January 10, 2019	N/A	$42,949	$8,581	$51,530	N/A
Salesforce Tower (remaining 5% ownership interest) [1]	San Francisco, CA	April 1, 2019	1,420,682	186,843	—	186,843	99.1%
880 and 890 Winter Street	Waltham, MA	August 27, 2019	391,692	106,000	20,000	126,000	81.9%
Total Acquisitions			1,812,374	$335,792	$28,581	$364,373	95.3%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss) [2]

2600 Tower Oaks Boulevard	Rockville, MD	January 24, 2019	179,421	$22,650	$21,408	$(573)
One Tower Center	East Brunswick, NJ	June 3, 2019	410,310	38,000	36,550	(807)
540 Madison Avenue (60% ownership interest) [3]	New York, NY	June 27, 2019	283,727	310,301	107,103	47,270
164 Lexington Road	Billerica, MA	June 28, 2019	64,140	4,000	3,849	2,498
Platform 16 (45% ownership interest) [4]	San Jose, CA	September 20, 2019	N/A	23,103	23,103	—
Total Dispositions			937,598	$398,054	$192,013	$48,388

________________

[1]
Consists of the acquisition of the partner's 5% ownership interest and promoted profits interest for cash totaling approximately $210.9 million, which amount was reduced by approximately $24.1 million to $186.8 million to reflect the repayment of the Company's preferred equity and preferred return in the venture. The partner was entitled to receive an additional promoted payment based on the success of the property, which was included in the total consideration.

[2]
Excludes approximately $0.4 million of losses on sales of real estate recognized during the nine months ended September 30, 2019 related to loss amounts from sales of real estate occurring in prior years.

[3]
The gross sale price of approximately $310.3 million includes the assumption by the buyer of the mortgage loan collateralized by the property totaling $120.0 million. Net cash proceeds totaled approximately $178.7 million, of which the Company’s share was approximately $107.1 million, net of transaction costs. The Company’s share of the gain on sale of real estate totaling approximately $47.3 million is included in Income from Unconsolidated Joint Ventures in the Company’s Consolidated Statements of Operations.

[4]
On September 20, 2019, the Company entered into a joint venture with Canada Pension Plan Investment Board (“CPPIB”) to develop Platform 16 located in San Jose. The Company contributed the ground lease interest and improvements totaling approximately $28.2 million for its initial 55% interest in the joint venture. CPPIB contributed cash totaling approximately $23.1 million for its initial 45% interest in the joint venture. The Company did not recognize a gain on the retained or sold interest in the real estate contributed to the joint venture as the fair value of the real estate approximated its carrying value.

Q3 2019
Construction in progress

as of September 30, 2019
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]			Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location						9/30/19
Office and Retail
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	375,000	$132,244	$141,870	$87,900		$73,425	$—	91%		49%	$967
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	485,000	295,962	366,400	—		—	70,438	98%		—%	N/A
17Fifty Presidents Street	Q2 2020	Q3 2020	Reston, VA	276,000	103,647	142,900	—		—	39,253	100%		—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	78,463	97,000	—		—	18,537	63%		65%	1,099
Dock 72 (50% ownership)	Q4 2019	Q3 2021	Brooklyn, NY	670,000	183,842	243,150	125,000		79,446	13,754	33%		—%	N/A
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	75,570	418,400	—		—	342,830	90%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	632,000	96,407	267,300	200,000	—	23,873	—	87%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	734,000	85,218	198,900	127,500		19,813	5,995	100%		—%	N/A
Reston Gateway	Q4 2022	Q4 2023	Reston, VA	1,062,000	118,575	715,300	—		—	596,725	80%		—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	469,000	61,521	356,100	—		—	294,579	61%		—%	N/A
Total Office Properties under Construction				5,334,000	$1,231,449	$2,947,320	$540,400		$196,557	$1,382,111	80%		11%	$2,066

Residential
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	$127,558	$153,500	$90,000		$57,593	$—	23%		—%	N/A
The Skylyne (MacArthur Station Residences) (402 units) [6]	Q2 2020	Q4 2021	Oakland, CA	324,000	164,132	263,600	—		—	99,468	N/A		—%	N/A
Total Residential Properties under Construction				644,000	$291,690	$417,100	$90,000		$57,593	$99,468	23%		—%	N/A

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q1 2020	Q3 2020	New York, NY	220,000	$122,329	$150,000	$—		$—	$27,671	96%		—%	N/A
200 West Street [7]	Q1 2021	Q4 2021	Waltham, MA	126,000	808	47,800	—		—	46,992	—%		—%	N/A
Total Redevelopment Properties under Construction				346,000	$123,137	$197,800	$—		$—	$74,663	61%		—%	N/A

Total Properties Under Construction and Redevelopment				6,324,000	$1,646,276	$3,562,220	$630,400		$254,150	$1,556,242	78%	[8]	7%	$2,066

Q3 2019
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2019

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location					9/30/19
None to date
Total Projects Placed In-Service				—	$—	$—	$—	$—	$—	—%	$—

_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of October 25, 2019, including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2019. See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[6]	Project is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[7]	Represents a portion of the property under redevelopment for conversion to laboratory space.

[8]	Excludes residential units.

Q3 2019
Land parcels and purchase options

as of September 30, 2019

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
San Jose, CA [2]	2,199,000
San Jose, CA (55% ownership) [3]	1,078,000
Reston, VA	3,137,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [2]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Total	13,275,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
San Francisco, CA	820,000
Brooklyn, NY (50% ownership)	600,000
Cambridge, MA	330,000
Total	3,050,000

__________________

[1]	Represents 100%.

[2]	Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 24.

[3]	Subject to a 65-year ground lease with an option to purchase in the future.

Q3 2019
Leasing activity

for the three months ended September 30, 2019

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	2,878,694
Less:
Property dispositions/properties taken out of service [1]	104,084
Add:
Properties acquired vacant space	70,954
Properties placed (and partially placed) in-service [2]	201,321
Leases expiring or terminated during the period	2,178,485
Total space available for lease	5,225,370

1st generation leases	423,083
2nd generation leases with new tenants	524,913
2nd generation lease renewals	991,419
Total space leased	1,939,415

Vacant space available for lease at the end of the period	3,285,955
Net (increase)/decrease in available space	(407,261)

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,516,332
Weighted average lease term (months)	121
Weighted average free rent period (days)	33
Total transaction costs per square foot [4]	$84.97
Increase (decrease) in gross rents [5]	23.28%
Increase (decrease) in net rents [6]	34.38%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5]	net [6]
Boston	204,616	268,294	472,910	17.86%	28.97%	572,003
Los Angeles	—	142,451	142,451	40.68%	57.12%	6,652
New York	56,039	588,571	644,610	27.27%	44.34%	602,074
San Francisco	158,962	164,878	323,840	29.03%	38.09%	69,493
Washington, DC	3,466	352,138	355,604	(1.18)%	(1.91)%	708,327
Total / Weighted Average	423,083	1,516,332	1,939,415	23.28%	34.38%	1,958,549

_____________

[1]	Total square feet of available space associated with properties taken out of service in Q3 2019 consists of 104,084 at 200 West Street.

[2]	Total square feet of property partially placed in-service in Q3 2019 consists of 131,949 at 20 CityPoint and 69,372 at The Hub on Causeway - Podium.

[3]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,516,332 square feet of second generation leases that commenced in Q3 2019, leases for 1,121,324 square feet were signed in prior periods.

[4]	Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.

[5]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,285,645 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[6]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,285,645 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[7]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[8]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 402,699.

Q3 2019
Portfolio overview

for the three months ended September 30, 2019
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	12,916,651	889,551	229,670	330,000	14,365,872
Los Angeles	2,180,263	124,770	—	—	2,305,033
New York	10,407,598	418,286	—	—	10,825,884
San Francisco	7,188,312	317,947	—	—	7,506,259
Washington, DC	9,059,801	671,258	822,436	—	10,553,495
Total	41,752,625	2,421,812	1,052,106	330,000	45,556,543
% of Total	91.65%	5.32%	2.31%	0.72%	100.00%

Rental revenue of in-service properties by unit type [1]

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$658,061	$50,859	$8,973	$12,928	$730,821
Less:
Partners’ share from consolidated joint ventures [4]	69,409	6,290	—	—	75,699
Add:
BXP’s share from unconsolidated joint ventures [5]	35,077	1,242	—	—	36,319
BXP’s Share of Rental revenue [1]	$623,729	$45,811	$8,973	$12,928	$691,441
% of Total	90.20%	6.63%	1.30%	1.87%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	25.91%	6.72%	32.63%
Los Angeles	3.41%	—%	3.41%
New York	24.58%	2.38%	26.96%
San Francisco	17.73%	3.14%	20.87%
Washington, DC	6.51%	9.62%	16.13%
Total	78.14%	21.86%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[2]	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 22-25.

[3]	Excludes approximately $86 of revenue from retail tenants that is included in Retail.

[4]	See page 62 for additional information.

[5]	See page 64 for additional information.

[6]
BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 9.

Q3 2019
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Sep-19	30-Jun-19	30-Sep-19	30-Jun-19
Rental Revenue [2]	$9,996	$8,999	$13,014	$14,844
Operating expenses and real estate taxes	4,011	4,122	8,743	9,080
Net Operating Income (NOI) [2]	5,985	4,877	4,271	5,764

Rental Revenue [2]	$9,996	$8,999	$13,014	$14,844
Less: Straight line rent and fair value lease revenue	65	28	(6)	(6)
Subtotal	9,931	8,971	13,020	14,850
Less: Operating expenses and real estate taxes	4,011	4,122	8,743	9,080
NOI - cash basis [2]	$5,920	$4,849	$4,277	$5,770

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	30-Sep-19	30-Sep-18	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,447	$2,440	0.29%
Average Rental Rate Per Occupied Square Foot	$2.66	$2.67	(0.37)%
Average Physical Occupancy	92.94%	92.57%	0.40%
Average Economic Occupancy	93.04%	92.09%	1.03%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,498	$4,340	3.64%
Average Rental Rate Per Occupied Square Foot	$4.99	$4.80	3.96%
Average Physical Occupancy	95.35%	94.96%	0.41%
Average Economic Occupancy	95.22%	94.80%	0.44%

Signature at Reston (508 units), Reston, VA [2,3,4]
Average Monthly Rental Rate	$2,379	$2,084	14.16%
Average Rental Rate Per Occupied Square Foot	$2.56	$2.30	11.30%
Average Physical Occupancy	74.48%	32.55%	128.82%
Average Economic Occupancy	68.90%	25.95%	165.51%

Proto Kendall Square (280 units), Cambridge, MA [2,3]
Average Monthly Rental Rate	$2,972	$2,799	6.18%
Average Rental Rate Per Occupied Square Foot	$5.49	$5.14	6.81%
Average Physical Occupancy	95.95%	33.69%	184.80%
Average Economic Occupancy	96.14%	31.76%	202.71%

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3]
Average Occupancy	90.70%	91.60%	(0.98)%
Average Daily Rate	$293.45	$292.81	0.22%
Revenue Per Available Room	$266.31	$268.35	(0.76)%

_____________

[1]	Includes retail space.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[3]	Excludes retail space.

[4]	This property was completed and fully placed in-service on June 7, 2018 and is in its initial lease-up period with expected stabilization in the second quarter of 2020.

Q3 2019
In-service property listing

as of September 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,766,366	98.3%	$69.61
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	98.2%	63.17
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	98.2%	64.02
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	67.10
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	72.41
Prudential Center (retail shops) [3]	CBD Boston MA	1	595,156	97.7%	90.41
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	52.13
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	75.89
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	60.96
Subtotal		9	7,416,834	98.8%	$68.37

355 Main Street	East Cambridge MA	1	259,639	99.0%	$74.64
90 Broadway	East Cambridge MA	1	223,771	100.0%	67.86
255 Main Street	East Cambridge MA	1	215,394	100.0%	80.21
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.64
150 Broadway	East Cambridge MA	1	177,226	100.0%	49.30
105 Broadway	East Cambridge MA	1	152,664	100.0%	68.26
250 Binney Street	East Cambridge MA	1	67,362	100.0%	45.26
University Place	Mid-Cambridge MA	1	195,282	100.0%	50.88
Subtotal		8	1,486,529	99.8%	$64.15

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	999,131	83.7%	$44.90
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	91.2%	37.07
880 & 890 Winter Street [4]	Route 128 Mass Turnpike MA	2	391,692	81.9%	40.57
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	37.18
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	53.13
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	96.1%	38.98
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	84.9%	39.97
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.77
77 CityPoint	Route 128 Mass Turnpike MA	1	209,708	91.9%	49.49
200 West Street [4,5]	Route 128 Mass Turnpike MA	1	134,917	100.0%	38.68
1265 Main Street (50% ownership) [6]	Route 128 Mass Turnpike MA	1	114,969	100.0%	45.12
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	44.50
195 West Street	Route 128 Mass Turnpike MA	1	63,500	—%	—
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	56.21
191 Spring Street [4]	Route 128 Northwest MA	1	170,997	100.0%	44.71
Lexington Office Park	Route 128 Northwest MA	2	166,775	78.6%	30.64
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	43.00
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	—%	—
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.06
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	44.81
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	40.32
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	42.34
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	46.54
Subtotal		30	4,874,435	88.9%	$42.65

Boston Office Total:		47	13,777,798	95.4%	$59.36

Residential
Proto Kendall Square (280 units) [4]	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		50	14,365,872

Q3 2019
In-service property listing (continued)

as of September 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
LOS ANGELES
Office
Colorado Center (50% ownership) [6]	West Los Angeles CA	6	1,128,600	100.0%	$67.45
Santa Monica Business Park (55% ownership) [4,6]	West Los Angeles CA	14	1,102,191	93.7%	56.23
Santa Monica Business Park Retail (55% ownership) [3,4,6]	West Los Angeles CA	7	74,242	92.3%	62.25
Subtotal		27	2,305,033	96.8%	$62.12

Los Angeles Total:		27	2,305,033	96.8%	$62.12

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,904,129	89.6%	$148.07
399 Park Avenue	Park Avenue NY	1	1,576,007	82.8%	100.43
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,444,272	99.6%	99.38
599 Lexington Avenue	Park Avenue NY	1	1,062,916	98.3%	92.36
Times Square Tower (55% ownership)	Times Square NY	1	1,248,868	92.1%	81.89
250 West 55th Street	Times Square / West Side NY	1	966,965	98.6%	93.46
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	96.4%	138.01
Subtotal		7	8,558,240	92.8%	$107.50

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$37.28
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.18
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	36.13
212 Carnegie Center	Princeton NJ	1	151,547	68.4%	33.91
214 Carnegie Center	Princeton NJ	1	148,942	53.1%	37.39
506 Carnegie Center	Princeton NJ	1	140,312	66.0%	35.51
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	36.53
202 Carnegie Center	Princeton NJ	1	134,381	91.6%	38.97
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	38.83
504 Carnegie Center	Princeton NJ	1	121,990	90.7%	33.04
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.30
502 Carnegie Center	Princeton NJ	1	121,460	94.8%	36.30
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	42.31
104 Carnegie Center	Princeton NJ	1	102,830	33.4%	37.37
103 Carnegie Center	Princeton NJ	1	96,332	66.9%	32.04
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	34.40
302 Carnegie Center	Princeton NJ	1	64,926	85.4%	36.06
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.08
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	37.03
Subtotal		18	2,267,644	85.2%	$36.62

New York Total:		25	10,825,884	91.2%	$93.61

SAN FRANCISCO
Office
Salesforce Tower [4]	CBD San Francisco CA	1	1,420,682	99.1%	$98.04
Embarcadero Center Four	CBD San Francisco CA	1	940,926	93.0%	77.84
Embarcadero Center One	CBD San Francisco CA	1	821,540	91.9%	73.80
Embarcadero Center Two	CBD San Francisco CA	1	791,712	98.4%	74.77
Embarcadero Center Three	CBD San Francisco CA	1	783,058	97.3%	68.59
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	66.23
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	81.24
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	77.75
Subtotal		9	5,616,026	96.8%	$79.85

601 and 651 Gateway	South San Francisco CA	2	509,899	74.5%	$44.57
611 Gateway	South San Francisco CA	1	258,031	71.4%	43.92

Q3 2019
In-service property listing (continued)

as of September 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
Mountain View Research Park	Mountain View CA	15	542,289	90.1%	55.28
2440 West El Camino Real	Mountain View CA	1	141,392	87.2%	74.33
453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	47.10
3625-3635 Peterson Way [7]	Santa Clara CA	1	218,366	100.0%	23.60
North First Business Park [7]	San Jose CA	5	190,636	81.1%	23.87
Subtotal		26	1,890,233	83.3%	$45.24

San Francisco Total:		35	7,506,259	93.4%	$72.07

WASHINGTON, DC
Office
Capital Gallery	Southwest Washington DC	1	631,131	96.5%	$62.31
Metropolitan Square (20% ownership) [6]	East End Washington DC	1	623,831	59.1%	67.15
901 New York Avenue (25% ownership) [6]	East End Washington DC	1	539,817	92.8%	70.09
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.9%	83.02
Market Square North (50% ownership) [6]	East End Washington DC	1	417,768	79.5%	68.16
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	97.08
1330 Connecticut Avenue	CBD Washington DC	1	254,011	90.1%	70.43
Sumner Square	CBD Washington DC	1	208,892	90.3%	53.82
500 North Capitol Street, N.W. (30% ownership) [6]	Capitol Hill Washington DC	1	230,860	98.5%	77.67
Subtotal		9	3,843,959	88.1%	$73.11

South of Market	Reston VA	3	623,271	85.0%	$57.49
Fountain Square	Reston VA	2	497,923	79.1%	52.35
One Freedom Square	Reston VA	1	432,585	90.3%	53.44
Two Freedom Square	Reston VA	1	421,757	100.0%	51.59
One and Two Discovery Square	Reston VA	2	366,990	97.2%	48.86
One Reston Overlook	Reston VA	1	319,519	100.0%	43.14
Reston Corporate Center	Reston VA	2	261,046	100.0%	42.83
Democracy Tower	Reston VA	1	259,441	100.0%	56.95
Fountain Square Retail [3]	Reston VA	1	220,503	89.5%	52.88
Two Reston Overlook	Reston VA	1	134,615	82.2%	41.84
Subtotal		15	3,537,650	91.6%	$51.19

Wisconsin Place Office	Montgomery County MD	1	299,186	90.0%	$56.82
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%	38.61
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%	35.63
Kingstowne Two	Springfield VA	1	156,089	63.3%	36.92
Kingstowne One	Springfield VA	1	151,483	89.6%	39.14
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	19.31
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	24.09
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	100.0%	37.86
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	17.00
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	30.10
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.35
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	18.42
8000 Corporate Court	Springfield VA	1	52,539	100.0%	16.35
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	27.45
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	21.58
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	26.86
Annapolis Junction Building Seven (50% ownership) [6]	Anne Arundel County MD	1	127,229	100.0%	35.84
Annapolis Junction Building Eight (50% ownership) [6]	Anne Arundel County MD	1	125,685	—%	—
Annapolis Junction Building Six (50% ownership) [6]	Anne Arundel County MD	1	119,339	75.2%	30.77
Subtotal		20	2,298,729	83.5%	$34.61

Washington, DC Office Total:		44	9,680,338	88.3%	$56.12

Q3 2019
In-service property listing (continued)

as of September 30, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		46	10,553,495

Total In-Service Properties:		183	45,556,543	92.6%	[8]	$69.31	[8]

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[3]	This is a retail property.

[4]	Not included in the Same Property analysis.

[5]	During the three months ended September 30, 2019, the Company commenced the redevelopment of a portion of 200 West Street. For additional detail, see page 16.

[6]	This is an unconsolidated joint venture property.

[7]	Property held for redevelopment.

[8]	Excludes Hotel and Residential properties. For additional detail, see page 21.

Q3 2019
Top 20 tenants listing and portfolio tenant diversification

as of September 30, 2019
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]
1	salesforce.com	3.43%
2	Arnold & Porter Kaye Scholer	2.75%
3	US Government	1.87%
4	Biogen	1.81%
5	Shearman & Sterling	1.59%
6	Kirkland & Ellis	1.51%
7	Ropes & Gray	1.44%
8	Google	1.41%
9	Weil Gotshal & Manges	1.28%
10	O’Melveny & Myers	1.16%
11	Wellington Management	1.12%
12	WeWork	1.09%
13	Bank of America	0.99%
14	Aramis (Estee Lauder)	0.92%
15	Mass Financial Services	0.92%
16	Morrison & Foerster	0.86%
17	Hunton Andrews Kurth	0.80%
18	Starr Indemnity & Liability Co.	0.77%
19	Accenture	0.76%
20	Smithsonian Institution	0.75%
	BXP’s Share of Annualized Rental Obligations	27.23%
	BXP’s Share of Square Feet [1]	23.12%
NOTABLE SIGNED DEALS [2]

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	850,000
Marriott International	7750 Wisconsin Avenue	734,000
Akamai Technologies	145 Broadway	477,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Millennium Management [3]	399 Park Avenue	309,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[2]	Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

[3]	As of September 30, 2019, the Company had commenced revenue recognition on approximately 180,000 square feet of the approximately 309,000 square feet leased to Millennium Management.

Q3 2019
Occupancy by location

as of September 30, 2019

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-19	30-Jun-19	30-Sep-19	30-Jun-19	30-Sep-19	30-Jun-19
Boston	99.0%	98.9%	88.9%	92.6%	95.4%	96.8%
Los Angeles	96.8%	96.7%	—%	—%	96.8%	96.7%
New York	92.8%	95.3%	85.2%	85.2%	91.2%	93.2%
San Francisco	96.8%	93.1%	83.3%	89.6%	93.4%	92.2%
Washington, DC	88.1%	88.8%	88.4%	89.5%	88.3%	89.2%
Total Portfolio	95.2%	95.2%	87.4%	89.8%	92.6%	93.4%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-19	30-Sep-18	30-Sep-19	30-Sep-18	30-Sep-19	30-Sep-18
Boston	99.0%	97.1%	89.1%	93.0%	95.8%	95.8%
Los Angeles	100.0%	98.0%	—%	—%	100.0%	98.0%
New York	92.8%	90.8%	85.2%	82.1%	91.2%	89.0%
San Francisco	96.1%	92.8%	83.3%	87.4%	92.1%	91.1%
Washington, DC	88.1%	90.8%	88.4%	90.5%	88.3%	90.6%
Total Portfolio	95.0%	93.5%	87.4%	89.5%	92.4%	92.1%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2019
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,979,817
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	8,450,000
Outstanding Principal	11,929,817
Discount on Unsecured Senior Notes	(18,232)
Deferred Financing Costs, Net	(72,847)
Consolidated Debt	$11,838,738
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
New Dominion Technology Park, Building One	January 15, 2021	7.84%	7.69%	$26,505
University Place	August 1, 2021	6.99%	6.94%	4,130
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	649,182
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,979,817
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	$850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
				$8,450,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,572	154,572	$20,041,806
Common Operating Partnership Units	18,011	18,011	2,335,306
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,583	$22,577,112

Consolidated Debt (A)			$11,838,738
Add: BXP’s share of unconsolidated joint venture debt [3]			924,366
Less: Partners’ share of consolidated debt [4]			1,201,113
BXP’s Share of Debt [5] (B)			$11,561,991

Consolidated Market Capitalization (C)			$34,415,850
BXP’s Share of Market Capitalization [5] (D)			$34,139,103
Consolidated Debt/Consolidated Market Capitalization (A÷C)			34.40%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			33.87%
_____________

[1]	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa1 (stable) by S&P, Fitch and Moody’s, respectively.

[2]	Values based on September 30, 2019 closing price of $129.66 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.

[4]	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

Q3 2019
Debt analysis [1]

as of September 30, 2019
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at September 30, 2019	Letters of Credit	Remaining Capacity at September 30, 2019
Unsecured Line of Credit	$1,500,000	$—	$214	$1,499,786
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	75.06%	3.64%	3.73%	6.0
Secured Debt	24.94%	3.76%	3.94%	6.5
Consolidated Debt	100.00%	3.67%	3.78%	6.1

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	4.21%	3.03%	3.12%	2.6
Fixed Rate Debt	95.79%	3.70%	3.81%	6.3
Consolidated Debt	100.00%	3.67%	3.78%	6.1

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q3 2019
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2019 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	43.7%	40.2%
Secured Debt/Total Assets	Less than 50%	14.0%	12.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.16	4.16
Unencumbered Assets/ Unsecured Debt	Greater than 150%	249.3%	271.2%
_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2019
Net Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash [1]

	Three Months Ended
	30-Sep-19	30-Jun-19
Net income attributable to Boston Properties, Inc. common shareholders	$107,771	$164,318
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	12,504	19,036
Noncontrolling interest in property partnerships	18,470	17,482
Net income	141,370	203,461
Add:
Interest expense	106,471	102,357
Loss from early extinguishment of debt	28,010	—
Depreciation and amortization expense	165,862	177,411
Less:
Gains (losses) on sales of real estate	(15)	1,686
Income (loss) from unconsolidated joint ventures	(649)	47,964
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	23,378	25,012
EBITDAre [1]	465,755	458,591
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	46,592	45,975
BXP’s Share of EBITDAre [1] (A)	419,163	412,616
Add:
Stock-based compensation expense	7,809	10,394
Straight-line ground rent expense adjustment	1,019	1,019
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	2,041	1,587
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of straight-line rent [1]	(1,904)	18,653
BXP’s Share of straight-line rent from deferred revenue [1,4]	22,156	—
BXP’s Share of fair value lease revenue [1]	4,467	5,124
BXP’s Share of EBITDAre – cash [1]	$405,313	$401,839

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,676,652	$1,650,464

Reconciliation of BXP’s Share of Net Debt [1]

	30-Sep-19	30-Jun-19
Consolidated debt	$11,838,738	$11,846,241
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	751,210	1,087,001
Cash held in escrow for 1031 exchange	3,850	25,174
Net debt [1]	11,083,678	10,734,066
Add:
BXP’s share of unconsolidated joint venture debt [2]	924,366	865,894
Partners’ share of cash and cash equivalents from consolidated joint ventures	122,317	106,050
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	84,199	79,847
Partners’ share of consolidated joint venture debt [3]	1,201,113	1,202,353
BXP’s Share of Net Debt [1] (B)	$10,845,049	$10,423,810

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.47	6.32
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[2]	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2019, see pages 35 and 63.

[3]	For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2019, see pages 33 and 61.

[4]	Represents the straight-line impact related to deferred revenue from a tenant. For additional information, see page 59.

[5]	BXP’s Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2019
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-19	30-Jun-19
BXP’s Share of interest expense [1]	$105,546	$101,760
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	3,150	2,918
Adjusted interest expense excluding capitalized interest (A)	100,961	97,407
Add:
BXP’s Share of capitalized interest [1]	17,277	14,217
Adjusted interest expense including capitalized interest (B)	$118,238	$111,624

BXP’s Share of EBITDAre – cash [1,2] (C)	$405,313	$401,839

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.01	4.13
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.43	3.60

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-19	30-Jun-19
BXP’s Share of interest expense [1]	$105,546	$101,760
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	3,150	2,918
Add:
BXP’s Share of capitalized interest [1]	17,277	14,217
BXP’s Share of maintenance capital expenditures [1]	31,263	27,016
Hotel improvements, equipment upgrades and replacements	177	424
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$152,303	$141,689

BXP’s Share of EBITDAre – cash [1,2] (B)	$405,313	$401,839
Fixed Charge Coverage Ratio (B÷A)	2.66	2.84

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[2]	For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q3 2019
Consolidated joint ventures

as of September 30, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,236,589	$2,238,684	$5,475,273
Cash and cash equivalents	75,938	204,315	280,253
Other assets	291,602	325,563	617,165
Total assets	$3,604,129	$2,768,562	$6,372,691

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,273,110	$648,346	$2,921,456
Other liabilities	113,570	89,489	203,059
Total liabilities	2,386,680	737,835	3,124,515
Equity:
Boston Properties, Inc.	732,047	795,906	1,527,953
Noncontrolling interests	485,402	1,234,821	1,720,223	[2]
Total equity	1,217,449	2,030,727	3,248,176
Total liabilities and equity	$3,604,129	$2,768,562	$6,372,691

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$30,375	$91,942	$122,317

Partners’ share of consolidated debt [3,4]	$909,357	$291,756	$1,201,113

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

[3]	Amounts represent the partners’ share based on their respective ownership percentages.

[4]	Amounts adjusted for basis differentials.

Q3 2019
Consolidated joint ventures (continued)

for the three months ended September 30, 2019
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

			Norges Joint Ventures
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
	(The GM Building)		Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$106,557	[2]	$96,856	$203,413
Straight-line rent	(35,660)	[2]	3,625	(32,035)
Fair value lease revenue	3,523		119	3,642
Termination income	—		—	—
Total lease revenue	74,420		100,600	175,020
Parking and other	2		1,467	1,469
Total rental revenue [3]	74,422		102,067	176,489
Expenses
Operating	30,516		34,984	65,500
Net Operating Income (NOI)	43,906		67,083	110,989

Other income (expense)
Development and management services revenue	—		33	33
Interest and other income	350		562	912
Interest expense	(20,716)		(5,415)	(26,131)
Depreciation and amortization expense	(20,878)		(20,208)	(41,086)
General and administrative expense	(34)		(29)	(63)
Total other income (expense)	(41,278)		(25,057)	(66,335)
Net income	$2,628		$42,026	$44,654
FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$2,628	$42,026	$44,654
Add: Depreciation and amortization expense	20,878	20,208	41,086
Entity FFO	$23,506	$62,234	$85,740

Partners’ NCI [4]	$440	$18,030	$18,470
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	8,336	9,066	17,402
Partners’ share FFO [4]	$8,776	$27,096	$35,872

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$2,188	$23,996	$26,184
Depreciation and amortization expense - BXP’s basis difference	38	60	98
BXP’s share of depreciation and amortization expense	12,504	11,082	23,586
BXP’s share of FFO	$14,730	$35,138	$49,868
_____________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	Includes deferred revenue from a tenant. For additional information, see page 59.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[4]	Amounts represent the partners’ share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q3 2019
Unconsolidated joint ventures [1]

as of September 30, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue [3]	60.00%	$3,075	$—	—	—%	—%
Santa Monica Business Park	55.00%	163,809	163,324	July 19, 2025	4.06%	4.24%
Platform 16	55.00%	29,128	—	—	—%	—%
Colorado Center	50.00%	250,213	274,596	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	94,700	77,332	December 18, 2020	4.40%	5.54%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	41,434	72,437	September 6, 2021	4.44%	4.93%
Residential	50.00%	48,491	56,934	April 19, 2022	4.15%	4.44%
100 Causeway Street [4]	50.00%	74,083	22,215	September 5, 2023	3.57%	3.78%
Hotel Air Rights	50.00%	3,917	—	—	—%	—%
1001 6th Street	50.00%	42,555	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	55,662	17,318	April 26, 2023	3.36%	3.91%
Annapolis Junction	50.00%	25,314	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	6,321	November 17, 2020	4.13%	4.36%
Annapolis Junction Building Seven and Eight	50.00%	—	17,470	December 7, 2019	4.59%	4.87%
1265 Main Street	50.00%	3,932	19,011	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(5,114)	58,370	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	37,179	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(5,661)	31,435	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [5]	25.00%	54,037	19,940	July 13, 2023	5.72%	5.80%
901 New York Avenue	25.00%	(12,385)	56,016	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	5,726	31,647	May 5, 2020	5.75%	5.81%
		910,095
Investments with deficit balances reflected within Other Liabilities		23,160
Investment in Joint Ventures		$933,255
Mortgage/Construction Loans Payable, Net			$924,366
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	31.37%	4.33%	4.89%	2.1
Fixed Rate Debt	68.63%	3.96%	4.03%	6.0
Total Debt	100.00%	4.08%	4.30%	4.8

Q3 2019
Unconsolidated joint ventures (continued) [1]

_____________

[1]	Amounts represent BXP’s share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	The property was sold on June 27, 2019. For additional detail see, page 15.

[4]	On September 5, 2019, the joint venture obtained construction financing with a total commitment of $400.0 million.

[5]	The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable on the Company’s Consolidated Balance Sheets.

Q3 2019
Unconsolidated joint ventures (continued)

for the three months ended September 30, 2019
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$5,112	$3,010	$8,512		$1,936	$4,554	$19,334		$15,530	$2,402	$1,715	$62,105
Straight-line rent	647	3,246	111		55	(14)	(363)		868	760	—	5,310
Fair value lease revenue	—	—	—		—	—	13		958	—	—	971
Termination income	—	—	—		—	—	—		—	—	—	—
Total lease revenue	5,759	6,256	8,623		1,991	4,540	18,984		17,356	3,162	1,715	68,386
Parking and other	224	598	390		55	126	2,649		1,913	(251)	1,239	6,943
Total rental revenue [4]	5,983	6,854	9,013		2,046	4,666	21,633		19,269	2,911	2,954	75,329
Expenses
Operating	2,619	3,552	3,562		795	1,826	6,530		8,036	532	1,465	28,917
Net operating income	3,364	3,302	5,451		1,251	2,840	15,103		11,233	2,379	1,489	46,412

Other income/(expense)
Development and management services revenue	21	—	5		—	—	—		—	—	—	26
Interest and other income	94	—	109		81	28	235		2	65	153	767
Interest expense	(1,440)	(1,916)	(2,075)		(585)	(1,128)	(5,033)		(7,030)	(907)	(369)	(20,483)
Depreciation and amortization expense	(1,136)	(1,694)	(1,589)		(690)	(934)	(5,142)		(9,521)	(999)	(1,772)	(23,477)
General and administrative expense	(13)	(5)	—		—	(2)	—		(23)	(61)	—	(104)
Gain on sale of real estate	—	—	—		—	—	—		—	—	(812)	(812)
Total other income/(expense)	(2,474)	(3,615)	(3,550)		(1,194)	(2,036)	(9,940)		(16,572)	(1,902)	(2,800)	(44,083)
Net income/(loss)	$890	$(313)	$1,901		$57	$804	$5,163		$(5,339)	$477	$(1,311)	$2,329

BXP’s nominal ownership percentage	50%	20%	25%		50%	30%	50%		55%	50%

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$445	$(63)	$475	[5]	$29	$241	$2,582		$(2,936)	$239	$(633)	$379
Basis differential
Straight-line rent	$—	$—	$—		$—	$—	$537	[6]	$—	$—	$—	$537
Fair value lease revenue	—	—	—		—	—	435	[6]	—	—	—	435
Depreciation and amortization expense	(46)	(21)	—		(5)	—	(1,901)		(1)	(11)	(15)	(2,000)
Total basis differential [7]	(46)	(21)	—		(5)	—	(929)	[6]	(1)	(11)	(15)	(1,028)
Income/(loss) from unconsolidated joint ventures	399	(84)	475	[5]	24	241	1,653		(2,937)	228	(648)	(649)
Add:
BXP’s share of depreciation and amortization expense	614	336	1,272	[5]	350	280	4,472		5,237	510	674	13,745
Less:
BXP’s share of gain on sale of real estate	—	—	—		—	—	—		—	—	(487)	(487)
BXP’s share of FFO	$1,013	$252	$1,747		$374	$521	$6,125		$2,300	$738	$513	$13,583

Q3 2019
Unconsolidated joint ventures (continued)

_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.

[3]	Lease revenue includes recoveries from tenants and service income from tenants.

[4]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[5]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[6]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[7]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q3 2019
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	621,359	518,315	24,003,943	46.31	24,021,218	46.34	1.41%	[4]
2020	2,778,573	2,454,519	140,242,565	57.14	141,803,649	57.77	6.66%
2021	3,278,371	3,013,920	159,598,683	52.95	166,118,840	55.12	8.18%
2022	3,183,747	2,918,980	178,038,547	60.99	186,334,426	63.84	7.92%
2023	1,986,502	1,814,841	117,482,863	64.73	126,554,814	69.73	4.92%
2024	3,453,309	3,157,282	194,295,417	61.54	203,983,691	64.61	8.57%
2025	2,449,110	2,101,868	135,077,677	64.27	150,126,681	71.43	5.70%
2026	3,077,397	2,388,594	175,385,023	73.43	195,287,923	81.76	6.48%
2027	1,979,717	1,741,287	109,202,041	62.71	125,840,087	72.27	4.72%
2028	2,319,955	2,172,756	150,473,255	69.25	171,249,582	78.82	5.89%
Thereafter	13,343,825	11,439,857	850,490,851	74.34	1,048,607,458	91.66	31.04%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	17,767	11,966	869,478	72.66	869,478	72.66	0.57%
2020	173,163	161,459	10,864,463	67.29	10,883,807	67.41	7.63%
2021	120,775	109,122	15,781,488	144.62	15,888,505	145.60	5.16%
2022	216,241	189,764	15,467,535	81.51	15,745,234	82.97	8.97%
2023	220,550	215,988	17,575,562	81.37	18,363,094	85.02	10.21%
2024	126,995	117,869	8,760,088	74.32	9,076,531	77.01	5.57%
2025	157,976	157,134	9,913,300	63.09	10,983,297	69.90	7.43%
2026	119,696	102,376	14,030,136	137.05	15,593,255	152.31	4.84%
2027	108,867	103,600	13,524,921	130.55	15,163,023	146.36	4.90%
2028	258,752	240,887	14,265,580	59.22	15,760,492	65.43	11.38%
Thereafter	652,390	565,819	49,511,359	87.50	64,764,987	114.46	26.74%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	639,126	530,281	24,873,421	46.91	24,890,696	46.94	1.36%	[4]
2020	2,951,736	2,615,978	151,107,028	57.76	152,687,456	58.37	6.71%
2021	3,399,146	3,123,042	175,380,171	56.16	182,007,345	58.28	8.01%
2022	3,399,988	3,108,744	193,506,082	62.25	202,079,660	65.00	7.98%
2023	2,207,052	2,030,829	135,058,425	66.50	144,917,908	71.36	5.21%
2024	3,580,304	3,275,151	203,055,505	62.00	213,060,222	65.05	8.40%
2025	2,607,086	2,259,002	144,990,977	64.18	161,109,978	71.32	5.80%
2026	3,197,093	2,490,970	189,415,159	76.04	210,881,178	84.66	6.39%
2027	2,088,584	1,844,887	122,726,962	66.52	141,003,110	76.43	4.73%
2028	2,578,707	2,413,643	164,738,835	68.25	187,010,074	77.48	6.19%
Thereafter	13,996,215	12,005,676	900,002,210	74.96	1,113,372,445	92.74	30.80%
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2019
Lease expirations - Boston region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	97,751	97,751	5,465,627	55.91	5,465,627	55.91	[4]
2020	324,790	324,790	18,747,082	57.72	18,961,111	58.38
2021	916,942	864,325	39,179,563	45.33	39,765,066	46.01
2022	1,033,993	974,906	46,982,719	48.19	47,269,134	48.49
2023	724,183	668,236	38,859,746	58.15	41,446,031	62.02
2024	906,689	877,486	46,342,473	52.81	48,823,373	55.64
2025	995,434	978,919	53,199,426	54.35	57,543,647	58.78
2026	1,175,475	936,416	62,106,540	66.32	69,421,635	74.14
2027	635,811	635,811	34,576,631	54.38	39,161,867	61.59
2028	1,033,415	1,033,415	64,438,271	62.35	69,695,528	67.44
Thereafter	4,476,228	3,987,510	238,889,172	59.91	297,229,772	74.54

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	1,875	1,873	194,972	104.08	194,972	104.08
2020	67,291	67,291	4,523,909	67.23	4,526,021	67.26
2021	30,216	23,034	2,100,959	91.21	2,129,098	92.43
2022	58,415	58,100	4,016,329	69.13	4,098,027	70.53
2023	76,155	76,155	7,800,168	102.42	8,128,356	106.73
2024	73,130	73,130	5,138,396	70.26	5,089,027	69.59
2025	48,879	48,879	4,451,195	91.07	5,030,377	102.91
2026	19,020	19,020	5,305,973	278.97	5,976,289	314.21
2027	64,268	64,268	10,692,825	166.38	11,914,658	185.39
2028	168,757	167,407	11,955,531	71.42	13,180,898	78.74
Thereafter	242,393	232,860	11,817,559	50.75	13,985,070	60.06

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	99,626	99,624	5,660,599	56.82	5,660,599	56.82	[4]
2020	392,081	392,081	23,270,991	59.35	23,487,132	59.90
2021	947,158	887,359	41,280,522	46.52	41,894,164	47.21
2022	1,092,408	1,033,006	50,999,048	49.37	51,367,161	49.73
2023	800,338	744,391	46,659,914	62.68	49,574,387	66.60
2024	979,819	950,616	51,480,869	54.16	53,912,400	56.71
2025	1,044,313	1,027,798	57,650,621	56.09	62,574,024	60.88
2026	1,194,495	955,436	67,412,513	70.56	75,397,924	78.91
2027	700,079	700,079	45,269,456	64.66	51,076,525	72.96
2028	1,202,172	1,200,822	76,393,802	63.62	82,876,426	69.02
Thereafter	4,718,621	4,220,370	250,706,731	59.40	311,214,842	73.74
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2019
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	29,456	29,456	1,976,226	67.09	1,976,226	67.09	[4]
Q4 2019	68,295	68,295	3,489,401	51.09	3,489,401	51.09
Total 2019	97,751	97,751	5,465,627	55.91	5,465,627	55.91

Q1 2020	31,329	31,329	1,886,353	60.21	1,886,353	60.21
Q2 2020	83,944	83,944	5,503,880	65.57	5,642,070	67.21
Q3 2020	51,503	51,503	2,995,042	58.15	3,002,703	58.30
Q4 2020	158,014	158,014	8,361,807	52.92	8,429,985	53.35
Total 2020	324,790	324,790	18,747,082	57.72	18,961,111	58.38

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	1,875	1,873	194,972	104.08	194,972	104.08
Total 2019	1,875	1,873	194,972	104.08	194,972	104.08

Q1 2020	10,270	10,270	763,216	74.32	763,216	74.32
Q2 2020	40,728	40,728	2,686,277	65.96	2,686,277	65.96
Q3 2020	15,852	15,852	866,336	54.65	866,336	54.65
Q4 2020	441	441	208,080	471.84	210,192	476.63
Total 2020	67,291	67,291	4,523,909	67.23	4,526,021	67.26

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	29,456	29,456	1,976,226	67.09	1,976,226	67.09	[4]
Q4 2019	70,170	70,168	3,684,373	52.51	3,684,373	52.51
Total 2019	99,626	99,624	5,660,599	56.82	5,660,599	56.82

Q1 2020	41,599	41,599	2,649,569	63.69	2,649,569	63.69
Q2 2020	124,672	124,672	8,190,157	65.69	8,328,347	66.80
Q3 2020	67,355	67,355	3,861,378	57.33	3,869,039	57.44
Q4 2020	158,455	158,455	8,569,887	54.08	8,640,177	54.53
Total 2020	392,081	392,081	23,270,991	59.35	23,487,132	59.90
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2019
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	27,454	14,889	900,984	60.51	916,296	61.54
2020	398,969	213,019	13,164,931	61.80	13,335,448	62.60
2021	351,944	178,834	11,678,760	65.31	12,434,970	69.53
2022	43,921	22,274	1,309,376	58.78	1,438,953	64.60
2023	156,821	82,651	5,044,742	61.04	5,742,982	69.49
2024	111,182	61,150	3,702,760	60.55	4,163,122	68.08
2025	193,344	96,995	5,369,744	55.36	6,428,054	66.27
2026	431,010	237,056	14,371,121	60.62	17,561,742	74.08
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	212,441	107,063	7,430,591	69.40	10,108,212	94.41
Thereafter	159,310	79,655	5,769,401	72.43	8,338,944	104.69

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	—	—	—	—	—	—
2020	22,865	12,576	833,715	66.30	841,035	66.88
2021	—	—	—	—	—	—
2022	39,888	21,850	1,130,256	51.73	1,201,289	54.98
2023	1,405	703	44,159	62.86	47,180	67.16
2024	4,333	2,283	110,011	48.18	132,362	57.97
2025	—	—	—	—	—	—
2026	5,827	3,205	274,211	85.56	326,157	101.77
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
Thereafter	17,993	8,997	448,573	49.86	591,887	65.79

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	27,454	14,889	900,984	60.51	916,296	61.54
2020	421,834	225,595	13,998,646	62.05	14,176,483	62.84
2021	351,944	178,834	11,678,760	65.31	12,434,970	69.53
2022	83,809	44,124	2,439,632	55.29	2,640,242	59.84
2023	158,226	83,354	5,088,901	61.05	5,790,162	69.46
2024	115,515	63,433	3,812,771	60.11	4,295,484	67.72
2025	193,344	96,995	5,369,744	55.36	6,428,054	66.27
2026	436,837	240,261	14,645,332	60.96	17,887,899	74.45
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	212,441	107,063	7,430,591	69.40	10,108,212	94.41
Thereafter	177,303	88,652	6,217,974	70.14	8,930,831	100.74
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2019
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	27,454	14,889	900,984	60.51	916,296	61.54
Total 2019	27,454	14,889	900,984	60.51	916,296	61.54

Q1 2020	18,917	10,404	553,686	53.22	557,762	53.61
Q2 2020	7,260	3,993	270,756	67.81	273,223	68.43
Q3 2020	16,483	9,066	558,853	61.65	575,734	63.51
Q4 2020	356,309	189,556	11,781,637	62.15	11,928,730	62.93
Total 2020	398,969	213,019	13,164,931	61.80	13,335,448	62.60

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	—	—	—	—	—	—
Total 2019	—	—	—	—	—	—

Q1 2020	14,488	7,968	483,719	60.70	483,719	60.70
Q2 2020	—	—	—	—	—	—
Q3 2020	8,377	4,607	349,996	75.96	357,316	77.55
Q4 2020	—	—	—	—	—	—
Total 2020	22,865	12,576	833,715	66.30	841,035	66.88

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	27,454	14,889	900,984	60.51	916,296	61.54
Total 2019	27,454	14,889	900,984	60.51	916,296	61.54

Q1 2020	33,405	18,372	1,037,405	56.47	1,041,481	56.69
Q2 2020	7,260	3,993	270,756	67.81	273,223	68.43
Q3 2020	24,860	13,673	908,849	66.47	933,050	68.24
Q4 2020	356,309	189,556	11,781,637	62.15	11,928,730	62.93
Total 2020	421,834	225,595	13,998,646	62.05	14,176,483	62.84
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2019
Lease expirations - New York region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	69,783	61,254	3,220,584	52.58	3,220,584	52.58	[4]
2020	651,835	547,257	39,289,167	71.79	39,335,464	71.88
2021	326,133	295,547	23,581,878	79.79	24,000,825	81.21
2022	787,266	627,416	57,954,128	92.37	61,979,094	98.78
2023	240,378	209,139	18,137,906	86.73	19,060,572	91.14
2024	1,107,966	931,337	66,145,643	71.02	66,536,141	71.44
2025	528,882	454,472	39,488,949	86.89	42,430,900	93.36
2026	711,128	514,198	41,611,573	80.93	44,034,040	85.64
2027	447,021	366,880	24,049,622	65.55	27,608,322	75.25
2028	260,250	238,204	21,818,143	91.59	23,584,388	99.01
Thereafter	4,337,758	3,461,128	321,070,289	92.76	389,417,752	112.51

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	761	761	51,770	68.03	51,770	68.03
2020	1,600	1,600	329,552	205.97	329,552	205.97
2021	18,425	15,425	8,632,518	559.64	8,636,263	559.89
2022	39,689	34,884	5,962,321	170.92	5,973,612	171.24
2023	1,847	1,108	1,209,226	1,091.16	1,358,698	1,226.04
2024	3,075	3,075	869,736	282.84	1,000,173	325.26
2025	1,872	1,030	362,189	351.78	403,954	392.34
2026	33,223	19,732	3,958,547	200.61	4,411,912	223.59
2027	243	146	21,600	148.15	21,600	148.15
2028	—	—	—	—	—	—
Thereafter	245,057	183,023	29,426,574	160.78	40,918,389	223.57

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	70,544	62,015	3,272,354	52.77	3,272,354	52.77	[4]
2020	653,435	548,857	39,618,719	72.18	39,665,016	72.27
2021	344,558	310,972	32,214,396	103.59	32,637,088	104.95
2022	826,955	662,300	63,916,449	96.51	67,952,706	102.60
2023	242,225	210,247	19,347,132	92.02	20,419,270	97.12
2024	1,111,041	934,412	67,015,379	71.72	67,536,314	72.28
2025	530,754	455,502	39,851,138	87.49	42,834,854	94.04
2026	744,351	533,930	45,570,120	85.35	48,445,952	90.73
2027	447,264	367,026	24,071,222	65.58	27,629,922	75.28
2028	260,250	238,204	21,818,143	91.59	23,584,388	99.01
Thereafter	4,582,815	3,644,151	350,496,863	96.18	430,336,141	118.09
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2019
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	7,030	7,030	616,246	87.66	616,246	87.66	[4]
Q4 2019	62,753	54,224	2,604,339	48.03	2,604,339	48.03
Total 2019	69,783	61,254	3,220,584	52.58	3,220,584	52.58

Q1 2020	223,480	134,142	17,791,389	132.63	17,791,389	132.63
Q2 2020	17,389	17,389	799,455	45.97	799,455	45.97
Q3 2020	328,979	328,979	15,639,224	47.54	15,639,224	47.54
Q4 2020	81,987	66,747	5,059,098	75.80	5,105,395	76.49
Total 2020	651,835	547,257	39,289,167	71.79	39,335,464	71.88

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	761	761	51,770	68.03	51,770	68.03
Total 2019	761	761	51,770	68.03	51,770	68.03

Q1 2020	1,600	1,600	329,552	205.97	329,552	205.97
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	1,600	1,600	329,552	205.97	329,552	205.97

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	7,030	7,030	616,246	87.66	616,246	87.66	[4]
Q4 2019	63,514	54,985	2,656,109	48.31	2,656,109	48.31
Total 2019	70,544	62,015	3,272,354	52.77	3,272,354	52.77

Q1 2020	225,080	135,742	18,120,941	133.50	18,120,941	133.50
Q2 2020	17,389	17,389	799,455	45.97	799,455	45.97
Q3 2020	328,979	328,979	15,639,224	47.54	15,639,224	47.54
Q4 2020	81,987	66,747	5,059,098	75.80	5,105,395	76.49
Total 2020	653,435	548,857	39,618,719	72.18	39,665,016	72.27
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	148,418	148,418	7,820,724	52.69	7,820,724	52.69
2020	383,172	383,172	23,263,148	60.71	23,538,654	61.43
2021	907,261	907,261	43,938,455	48.43	47,139,109	51.96
2022	688,669	688,669	44,039,037	63.95	46,331,560	67.28
2023	525,676	525,676	38,623,176	73.47	41,919,232	79.74
2024	601,315	601,315	40,951,532	68.10	43,866,265	72.95
2025	389,284	389,284	29,073,467	74.68	35,109,188	90.19
2026	337,183	337,183	26,881,320	79.72	30,088,981	89.24
2027	352,459	352,459	28,898,346	81.99	34,724,217	98.52
2028	480,059	480,059	38,717,589	80.65	46,305,059	96.46
Thereafter	1,873,174	1,873,174	162,583,278	86.80	202,840,909	108.29

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	1,800	1,800	109,356	60.75	109,356	60.75
2020	17,020	17,020	988,368	58.07	991,527	58.26
2021	24,028	24,028	1,673,207	69.64	1,689,894	70.33
2022	38,819	38,819	2,042,706	52.62	2,094,079	53.94
2023	51,342	51,342	3,158,089	61.51	3,272,019	63.73
2024	10,081	10,081	771,040	76.48	833,981	82.73
2025	29,582	29,582	2,042,180	69.03	2,226,969	75.28
2026	25,598	25,598	1,929,153	75.36	2,106,820	82.30
2027	5,056	5,056	354,538	70.12	405,249	80.15
2028	11,835	11,835	814,445	68.82	898,385	75.91
Thereafter	67,744	67,744	4,003,387	59.10	4,960,671	73.23

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	150,218	150,218	7,930,080	$52.79	7,930,080	$52.79
2020	400,192	400,192	24,251,516	60.60	24,530,181	61.30
2021	931,289	931,289	45,611,662	48.98	48,829,003	52.43
2022	727,488	727,488	46,081,743	63.34	48,425,639	66.57
2023	577,018	577,018	41,781,265	72.41	45,191,251	78.32
2024	611,396	611,396	41,722,572	68.24	44,700,246	73.11
2025	418,866	418,866	31,115,647	74.29	37,336,157	89.14
2026	362,781	362,781	28,810,473	79.42	32,195,801	88.75
2027	357,515	357,515	29,252,884	81.82	35,129,466	98.26
2028	491,894	491,894	39,532,034	80.37	47,203,444	95.96
Thereafter	1,940,918	1,940,918	166,586,665	85.83	207,801,580	107.06
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	148,418	148,418	7,820,724	52.69	7,820,724	52.69
Total 2019	148,418	148,418	7,820,724	52.69	7,820,724	52.69

Q1 2020	49,029	49,029	2,514,441	51.28	2,514,441	51.28
Q2 2020	163,355	163,355	8,768,495	53.68	8,890,259	54.42
Q3 2020	100,134	100,134	7,340,431	73.31	7,416,185	74.06
Q4 2020	70,654	70,654	4,639,781	65.67	4,717,769	66.77
Total 2020	383,172	383,172	23,263,148	60.71	23,538,654	61.43

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	1,800	1,800	109,356	60.75	109,356	60.75
Total 2019	1,800	1,800	109,356	60.75	109,356	60.75

Q1 2020	3,945	3,945	229,596	58.20	229,596	58.20
Q2 2020	4,366	4,366	268,795	61.57	268,795	61.57
Q3 2020	8,137	8,137	439,333	53.99	442,492	54.38
Q4 2020	572	572	50,644	88.54	50,644	88.54
Total 2020	17,020	17,020	988,368	58.07	991,527	58.26

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	150,218	150,218	7,930,080	52.79	7,930,080	52.79
Total 2019	150,218	150,218	7,930,080	52.79	7,930,080	52.79

Q1 2020	52,974	52,974	2,744,037	51.80	2,744,037	51.80
Q2 2020	167,721	167,721	9,037,290	53.88	9,159,054	54.61
Q3 2020	108,271	108,271	7,779,764	71.85	7,858,677	72.58
Q4 2020	71,226	71,226	4,690,425	65.85	4,768,413	66.95
Total 2020	400,192	400,192	24,251,516	60.60	24,530,181	61.30
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2019
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	277,953	196,003	6,596,024	33.65	6,597,987	33.66
2020	1,019,807	986,281	45,778,237	46.42	46,632,972	47.28
2021	776,091	767,953	41,220,027	53.68	42,778,870	55.71
2022	629,898	605,715	27,753,287	45.82	29,315,685	48.40
2023	339,444	329,139	16,817,293	51.09	18,385,997	55.86
2024	726,157	685,994	37,153,009	54.16	40,594,790	59.18
2025	342,166	182,198	7,946,091	43.61	8,614,892	47.28
2026	422,601	363,741	30,414,469	83.62	34,181,525	93.97
2027	530,489	378,472	21,292,348	56.26	23,904,247	63.16
2028	333,790	314,015	18,068,661	57.54	21,556,395	68.65
Thereafter	2,497,355	2,038,390	122,178,711	59.94	150,780,081	73.97

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	13,331	7,532	513,380	68.16	513,380	68.16
2020	64,387	62,972	4,188,919	66.52	4,195,672	66.63
2021	48,106	46,635	3,374,804	72.37	3,433,250	73.62
2022	39,430	36,111	2,315,923	64.13	2,378,227	65.86
2023	89,801	86,680	5,363,920	61.88	5,556,841	64.11
2024	36,376	29,300	1,870,905	63.85	2,020,988	68.98
2025	77,643	77,643	3,057,736	39.38	3,321,997	42.79
2026	36,028	34,821	2,562,252	73.58	2,772,077	79.61
2027	39,300	34,130	2,455,958	71.96	2,821,516	82.67
2028	78,160	61,645	1,495,604	24.26	1,681,209	27.27
Thereafter	79,203	73,195	3,815,266	52.12	4,308,970	58.87

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	291,284	203,535	7,109,404	34.93	7,111,367	34.94
2020	1,084,194	1,049,253	49,967,156	47.62	50,828,644	48.44
2021	824,197	814,588	44,594,831	54.75	46,212,120	56.73
2022	669,328	641,826	30,069,210	46.85	31,693,912	49.38
2023	429,245	415,819	22,181,213	53.34	23,942,838	57.58
2024	762,533	715,294	39,023,914	54.56	42,615,778	59.58
2025	419,809	259,841	11,003,827	42.35	11,936,889	45.94
2026	458,629	398,562	32,976,721	82.74	36,953,602	92.72
2027	569,789	412,602	23,748,306	57.56	26,725,763	64.77
2028	411,950	375,660	19,564,265	52.08	23,237,604	61.86
Thereafter	2,576,558	2,111,585	125,993,977	59.67	155,089,051	73.45
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

`

Q3 2019
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of September 30, 2019

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	277,953	196,003	6,596,024	33.65	6,597,987	33.66
Total 2019	277,953	196,003	6,596,024	33.65	6,597,987	33.66

Q1 2020	206,406	206,406	10,918,496	52.90	11,111,325	53.83
Q2 2020	459,589	456,128	20,894,613	45.81	21,374,297	46.86
Q3 2020	104,311	101,543	5,378,852	52.97	5,426,159	53.44
Q4 2020	249,501	222,205	8,586,277	38.64	8,721,190	39.25
Total 2020	1,019,807	986,281	45,778,237	46.42	46,632,972	47.28
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	13,331	7,532	513,380	68.16	513,380	68.16
Total 2019	13,331	7,532	513,380	68.16	513,380	68.16

Q1 2020	21,972	21,972	1,385,004	63.03	1,385,004	63.03
Q2 2020	8,948	8,948	680,563	76.06	682,716	76.30
Q3 2020	9,152	7,737	511,015	66.05	511,015	66.05
Q4 2020	24,315	24,315	1,612,338	66.31	1,616,938	66.50
Total 2020	64,387	62,972	4,188,919	66.52	4,195,672	66.63

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	291,284	203,535	7,109,404	34.93	7,111,367	34.94
Total 2019	291,284	203,535	7,109,404	34.93	7,111,367	34.94

Q1 2020	228,378	228,378	12,303,500	53.87	12,496,329	54.72
Q2 2020	468,537	465,076	21,575,176	46.39	22,057,013	47.43
Q3 2020	113,463	109,280	5,889,867	53.90	5,937,174	54.33
Q4 2020	273,816	246,520	10,198,615	41.37	10,338,128	41.94
Total 2020	1,084,194	1,049,253	49,967,156	47.62	50,828,644	48.44
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2019
Lease expirations - CBD properties [1,2,3]

as of September 30, 2019

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	45,230	45,228	3,426,311	75.76	3,426,311	75.76	[4]
2020	230,359	230,359	16,628,768	72.19	16,825,998	73.04
2021	328,966	269,168	16,599,238	61.67	16,790,832	62.38
2022	374,144	314,742	22,982,392	73.02	22,700,674	72.12
2023	527,164	471,217	35,241,203	74.79	37,356,468	79.28
2024	459,409	430,206	28,258,841	65.69	29,455,003	68.47
2025	302,919	286,404	21,685,163	75.72	23,383,538	81.65
2026	1,058,720	819,661	61,638,740	75.20	68,032,212	83.00
2027	369,588	369,588	31,924,713	86.38	35,059,370	94.86
2028	1,067,545	1,066,195	70,263,527	65.90	76,528,605	71.78
Thereafter	3,947,744	3,506,978	219,679,374	62.64	277,228,106	79.05

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	27,454	14,889	900,984	60.51	916,296	61.54
2020	421,834	225,595	13,998,646	62.05	14,176,483	62.84
2021	351,944	178,834	11,678,760	65.31	12,434,970	69.53
2022	83,809	44,124	2,439,632	55.29	2,640,242	59.84
2023	158,226	83,353	5,088,901	61.05	5,790,161	69.47
2024	115,515	63,433	3,812,771	60.11	4,295,485	67.72
2025	193,344	96,995	5,369,744	55.36	6,428,054	66.27
2026	436,837	240,260	14,645,333	60.96	17,887,899	74.45
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	212,441	107,063	7,430,591	69.40	10,108,212	94.41
Thereafter	177,303	88,652	6,217,974	70.14	8,930,831	100.74

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	28,049	19,520	1,666,308	85.36	1,666,308	85.36	[4]
2020	353,008	248,430	28,374,711	114.22	28,404,928	114.34
2021	223,282	189,696	28,000,906	147.61	28,426,748	149.85
2022	737,637	572,982	60,639,162	105.83	64,618,864	112.78
2023	176,679	144,701	17,067,373	117.95	18,007,090	124.44
2024	663,634	487,005	50,476,628	103.65	50,593,971	103.89
2025	375,300	300,048	33,821,320	112.72	36,409,459	121.35
2026	529,427	319,006	37,563,857	117.75	39,220,577	122.95
2027	240,939	160,701	16,824,028	104.69	19,677,433	122.45
2028	216,656	194,610	20,186,973	103.73	21,778,843	111.91
Thereafter	4,351,497	3,412,833	342,075,425	100.23	420,789,745	123.30

Q3 2019
Lease expirations - CBD properties (continued) [1,2,3]

as of September 30, 2019

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	54,928	54,928	3,717,485	67.68	3,717,485	67.68
2020	226,052	226,052	16,635,889	73.59	16,780,559	74.23
2021	418,219	418,219	29,998,456	71.73	30,830,453	73.72
2022	444,256	444,256	32,114,409	72.29	33,628,572	75.70
2023	392,495	392,495	29,902,305	76.19	32,284,870	82.26
2024	543,788	543,788	37,665,049	69.26	40,110,305	73.76
2025	290,353	290,353	22,939,406	79.01	26,490,097	91.23
2026	362,781	362,781	28,810,473	79.42	32,195,801	88.75
2027	325,255	325,255	27,845,531	85.61	32,333,595	99.41
2028	467,382	467,382	38,365,606	82.09	45,681,520	97.74
Thereafter	1,875,705	1,875,705	163,720,852	87.28	203,926,898	108.72

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	117,043	29,294	2,339,659	79.87	2,339,659	79.87
2020	164,143	129,201	6,739,660	52.16	6,843,318	52.97
2021	420,881	411,272	28,276,052	68.75	29,491,783	71.71
2022	138,539	111,037	7,560,115	68.09	7,900,023	71.15
2023	51,216	37,790	2,644,388	69.98	2,942,578	77.87
2024	205,948	187,879	13,537,661	72.06	14,887,760	79.24
2025	138,818	42,465	2,700,625	63.60	2,915,308	68.65
2026	337,051	276,984	26,249,152	94.77	29,407,600	106.17
2027	219,914	78,430	6,011,939	76.65	6,868,993	87.58
2028	161,756	125,466	8,683,584	69.21	10,318,453	82.24
Thereafter	1,387,618	922,645	71,145,918	77.11	90,238,402	97.80

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2019
Lease expirations - Suburban properties [1,2,3]

as of September 30, 2019

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	54,396	54,396	2,234,288	41.07	2,234,288	41.07	[4]
2020	161,722	161,722	6,642,224	41.07	6,661,134	41.19
2021	618,192	618,192	24,681,284	39.92	25,103,332	40.61
2022	718,264	718,264	28,016,656	39.01	28,666,487	39.91
2023	273,174	273,174	11,418,711	41.80	12,217,919	44.73
2024	520,410	520,410	23,222,027	44.62	24,457,398	47.00
2025	741,394	741,394	35,965,458	48.51	39,190,486	52.86
2026	135,775	135,775	5,773,774	42.52	7,365,712	54.25
2027	330,491	330,491	13,344,744	40.38	16,017,155	48.46
2028	134,627	134,627	6,130,275	45.54	6,347,821	47.15
Thereafter	770,877	713,393	31,027,357	43.49	33,986,735	47.64

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	42,495	42,495	1,606,046	37.79	1,606,046	37.79
2020	300,427	300,427	11,244,008	37.43	11,260,088	37.48
2021	121,276	121,276	4,213,490	34.74	4,210,340	34.72
2022	89,318	89,318	3,277,287	36.69	3,333,842	37.33
2023	65,546	65,546	2,279,759	34.78	2,412,180	36.80
2024	447,407	447,407	16,538,751	36.97	16,942,343	37.87
2025	155,454	155,454	6,029,818	38.79	6,425,395	41.33
2026	214,924	214,924	8,006,264	37.25	9,225,376	42.92
2027	206,325	206,325	7,247,194	35.13	7,952,489	38.54
2028	43,594	43,594	1,631,169	37.42	1,805,546	41.42
Thereafter	231,318	231,318	8,421,438	36.41	9,546,396	41.27

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	95,290	95,290	4,212,594	44.21	4,212,594	44.21	[4]
2020	174,140	174,140	7,615,627	43.73	7,749,622	44.50
2021	513,070	513,070	15,613,205	30.43	17,998,550	35.08
2022	283,232	283,232	13,967,334	49.31	14,797,067	52.24
2023	184,523	184,523	11,878,960	64.38	12,906,381	69.94
2024	67,608	67,608	4,057,523	60.02	4,589,941	67.89
2025	128,513	128,513	8,176,241	63.62	10,846,059	84.40
2026	—	—	—	—	—	—
2027	32,260	32,260	1,407,353	43.63	2,795,871	86.67
2028	24,512	24,512	1,166,428	47.59	1,521,924	62.09
Thereafter	65,213	65,213	2,865,813	43.95	3,874,682	59.42

Q3 2019
Lease expirations - Suburban properties (continued) [1,2,3]

as of September 30, 2019

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	174,241	174,241	4,769,745	27.37	4,771,707	27.39
2020	920,051	920,051	43,227,497	46.98	43,985,325	47.81
2021	403,316	403,316	16,318,779	40.46	16,720,337	41.46
2022	530,789	530,789	22,509,094	42.41	23,793,890	44.83
2023	378,029	378,029	19,536,825	51.68	21,000,260	55.55
2024	556,585	527,415	25,486,253	48.32	27,728,018	52.57
2025	280,991	217,377	8,303,202	38.20	9,021,581	41.50
2026	121,578	121,578	6,727,568	55.34	7,546,002	62.07
2027	349,875	334,173	17,736,368	53.08	19,856,771	59.42
2028	250,194	250,194	10,880,681	43.49	12,919,151	51.64
Thereafter	1,188,940	1,188,940	54,848,059	46.13	64,850,649	54.54

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 55.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2019
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed above do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa / Jason Green	212.446.9462
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Zachary Silverberg/Omotayo Okusanya	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312 384 5404
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers	216.737.7341
Sandler O’Neill & Partners	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Fitch Ratings	Stephen Boyd	212.908.9153
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2019
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 59.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units and (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2017, 2018 and 2019 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q3 2019
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, hedge amortization, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2019
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2019
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, loss from early extinguishment of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. Upon the adoption of Accounting Standards Update No. 2016-02 “Leases” on January 1, 2019, service income from tenants is included in Lease revenue. Prior to adoption, these amounts were included in the line item for Development and management services revenue. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 22 - 25 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2019
Reconciliations

(unaudited and in thousands)
BXP’s Share of select items

	Three Months Ended
	30-Sep-19	30-Jun-19
Revenue	$743,553	$733,741
Partners’ share of revenue from consolidated joint ventures (JVs)	(75,714)	(74,111)
BXP’s share of revenue from unconsolidated JVs	36,332	39,013
BXP’s Share of revenue	$704,171	$698,643

Straight-line rent	$(16,803)	$17,017
Partners’ share of straight-line rent from consolidated JVs	12,633	(1,845)
BXP’s share of straight-line rent from unconsolidated JVs	2,266	3,481
BXP’s Share of straight-line rent	$(1,904)	$18,653

Straight-line rent from deferred revenue [1]	$(36,926)	$—
Partners’ share of straight-line rent from deferred revenue from consolidated JVs [1]	14,770	—
BXP’s share of straight-line rent from deferred revenue from unconsolidated JVs	—	—
BXP’s Share of straight-line rent from deferred revenue [1]	$(22,156)	$—

Fair value lease revenue [2]	$4,961	$6,012
Partners’ share of fair value lease revenue from consolidated JVs [2]	(1,463)	(1,864)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	969	976
BXP’s Share of fair value lease revenue [2]	$4,467	$5,124

Lease termination income	$1,960	$4,910
Partners’ share of termination income from consolidated JVs	—	9
BXP’s share of termination income from unconsolidated JVs	—	50
BXP’s Share of termination income	$1,960	$4,969

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	$1,478	$1,244
Partners’ share of internal leasing and external legal costs from consolidated JVs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	(27)	(53)
BXP’s share of internal leasing and external legal costs from unconsolidated JVs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	72	79
BXP’s Share of internal leasing and external legal costs that were to be capitalized prior to the adoption of ASU 2016-02 - “Leases” on January 1, 2019	$1,523	$1,270

Hedge amortization	$1,579	$1,579
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,435	$1,435

Depreciation and amortization	$165,862	$177,411
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,402)	(17,869)
BXP’s share of depreciation and amortization from unconsolidated JVs	13,745	14,778
BXP’s Share of depreciation and amortization	$162,205	$174,320

Lease transaction costs that qualify as rent inducements [3]	$2,140	$1,438
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(281)	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	182	149
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$2,041	$1,587

Q3 2019
Reconciliations (continued)

BXP’s Share of select items (continued)

	Three Months Ended
	30-Sep-19	30-Jun-19
2nd generation tenant improvements and leasing commissions	$124,751	$52,196
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(56,051)	(4,558)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,499	4,184
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$70,199	$51,822

Maintenance capital expenditures [4]	$31,140	$27,520
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(548)	(1,144)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	671	640
BXP’s Share of maintenance capital expenditures [4]	$31,263	$27,016

Interest expense	$106,471	$102,357
Partners’ share of interest expense from consolidated JVs	(10,720)	(10,624)
BXP’s share of interest expense from unconsolidated JVs	9,795	10,027
BXP’s Share of interest expense	$105,546	$101,760

Capitalized interest	$16,184	$13,256
Partners’ share of capitalized interest from consolidated JVs	(1,466)	(1,496)
BXP’s share of capitalized interest from unconsolidated JVs	2,559	2,457
BXP’s Share of capitalized interest	$17,277	$14,217

Amortization of financing costs	$3,329	$3,125
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	203	175
BXP’s Share of amortization of financing costs	$3,150	$2,918

_____________

[1]
Represents the straight-line impact related to deferred revenue from a tenant.  The tenant paid for improvements to a long-lived asset of the Company resulting in deferred revenue for the period until the asset was substantially complete, which occurred in the third quarter 2019.

[2]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[3]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[4]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2019
Reconciliations (continued)

for the three months ended September 30, 2019
(unaudited and dollars in thousands)

			Norges Joint Ventures
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue		100 Federal Street	Total Consolidated
	(The GM Building)		Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$106,557	[2]	$96,856	$203,413
Straight-line rent	(35,660)	[2]	3,625	(32,035)
Fair value lease revenue	3,523		119	3,642
Termination income	—		—	—
Total lease revenue	74,420		100,600	175,020
Parking and other	2		1,467	1,469
Total rental revenue [3]	74,422		102,067	176,489
Expenses
Operating	30,516		34,984	65,500
Net Operating Income (NOI)	43,906		67,083	110,989

Other income (expense)
Development and management services revenue	—		33	33
Interest and other income	350		562	912
Interest expense	(20,716)		(5,415)	(26,131)
Depreciation and amortization expense	(20,878)		(20,208)	(41,086)
General and administrative expense	(34)		(29)	(63)
Total other income (expense)	(41,278)		(25,057)	(66,335)
Net income	$2,628		$42,026	$44,654

BXP’s nominal ownership percentage	60.00%		55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$16,933		$29,316	$46,249
BXP’s share of NOI (after income allocation to private REIT shareholders)	$26,973		$37,767	$64,740
Unearned portion of capitalized fees [5]	$34		$802	$836

Partners’ share of select items [4]
Partners’ share hedge amortization	$144		$—	$144
Partners’ share of amortization of financing costs	$346		$36	$382
Partners’ share of capitalized interest	$272		$1,194	$1,466
Partners’ share of lease transaction costs that qualify as rent inducements	$—		$281	$281
Partners’ share of management and other fees	$630		$871	$1,501
Partners’ share of basis differential and other adjustments	$(19)		$10	$(9)

Reconciliation of Partners’ share of EBITDAre [4]
Partners’ NCI	$440		$18,030	$18,470
Add:
Partners’ share of interest expense	8,283		2,437	10,720
Partners’ share of depreciation and amortization expense after BXP’s basis differential	8,336		9,066	17,402
Partners’ share of EBITDAre	$17,059		$29,533	$46,592

Q3 2019
Reconciliations (continued)

for the three months ended September 30, 2019
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

			Norges Joint Ventures
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (NOI) [4]	(The GM Building)		Atlantic Wharf Office	Joint Ventures
Rental revenue [3]	$29,769		$45,930	$75,699
Less: Termination income	—		—	—
Rental revenue (excluding termination income) [3]	29,769		45,930	75,699
Less: Operating expenses (including partners’ share of management and other fees)	12,836		16,614	29,450
Income allocation to private REIT shareholders	—		—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$16,933		$29,316	$46,249

Rental revenue (excluding termination income) [3]	$29,769		$45,930	$75,699
Less: Straight-line rent	(14,264)	[2]	1,631	(12,633)
Straight-line rent from deferred revenue	14,770	[6]	—	14,770
Fair value lease revenue	1,409		54	1,463
Add: Lease transaction costs that qualify as rent inducements	—		281	281
Subtotal	27,854		44,526	72,380
Less: Operating expenses (including partners’ share of management and other fees)	12,836		16,614	29,450
Income allocation to private REIT shareholders	—		—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$15,018		$27,912	$42,930

Reconciliation of Partners’ share of Revenue [4]

Rental revenue [3]	$29,769		$45,930	$75,699
Add: Development and management services revenue	—		15	15
Revenue	$29,769		$45,945	$75,714

_________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	Includes deferred revenue from a tenant. For additional information, see page 59.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.
4 Amounts represent the partners’ share based on their respective ownership percentage.
5 Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6 Represents the straight-line impact related to deferred revenue from a tenant.  The tenant paid for improvements to a long-lived asset of the Company resulting in deferred revenue for the period until the asset was substantially complete, which occurred in the third quarter 2019.

Q3 2019
Reconciliations (continued)

for the three months ended September 30, 2019
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$5,112	$3,010	$8,512		$1,936	$4,554	$19,334		$15,530	$2,402	$1,715	$62,105
Straight-line rent	647	3,246	111		55	(14)	(363)		868	760	—	5,310
Fair value lease revenue	—	—	—		—	—	13		958	—	—	971
Termination income	—	—	—		—	—	—		—	—	—	—
Total lease revenue	5,759	6,256	8,623		1,991	4,540	18,984		17,356	3,162	1,715	68,386
Parking and other	224	598	390		55	126	2,649		1,913	(251)	1,239	6,943
Total rental revenue [4]	5,983	6,854	9,013		2,046	4,666	21,633		19,269	2,911	2,954	75,329
Expenses
Operating	2,619	3,552	3,562		795	1,826	6,530		8,036	532	1,465	28,917
Net operating income	3,364	3,302	5,451		1,251	2,840	15,103		11,233	2,379	1,489	46,412

Other income/(expense)
Development and management services revenue	21	—	5		—	—	—		—	—	—	26
Interest and other income	94	—	109		81	28	235		2	65	153	767
Interest expense	(1,440)	(1,916)	(2,075)		(585)	(1,128)	(5,033)		(7,030)	(907)	(369)	(20,483)
Depreciation and amortization expense	(1,136)	(1,694)	(1,589)		(690)	(934)	(5,142)		(9,521)	(999)	(1,772)	(23,477)
General and administrative expense	(13)	(5)	—		—	(2)	—		(23)	(61)	—	(104)
Gain on sale of real estate	—	—	—		—	—	—		—	—	(812)	(812)
Total other income/(expense)	(2,474)	(3,615)	(3,550)		(1,194)	(2,036)	(9,940)		(16,572)	(1,902)	(2,800)	(44,083)
Net income/(loss)	$890	$(313)	$1,901		$57	$804	$5,163		$(5,339)	$477	$(1,311)	$2,329

BXP’s nominal ownership percentage	50%	20%	25%		50%	30%	50%		55%	50%

BXP’s share of amortization of financing costs	$10	$5	$22	[5]	$19	$4	$13		$72	$55	$3	$203
BXP’s share of capitalized interest	$—	$78	$—	[5]	$—	$—	$—		$—	$1,180	$1,301	$2,559
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	[5]	$—	$—	$—		$—	$—	$—	$—

Income/(loss) from unconsolidated joint ventures	$399	$(84)	$475	[5]	$24	$241	$1,653		$(2,937)	$228	$(648)	$(649)
Add:
BXP’s share of interest expense	720	383	1,038		293	338	2,517		3,867	454	185	9,795
BXP’s share of depreciation and amortization expense	614	336	1,272	[5]	350	280	4,472	[6]	5,237	510	674	13,745
Less:
BXP’s share of gain on sale of real estate	—	—	—		—	—	—		—	—	(487)	(487)
BXP’s share of EBITDAre	$1,733	$635	$2,785		$667	$859	$8,642		$6,167	$1,192	$698	$23,378

Q3 2019
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [4]	$2,992	$1,371	$4,507	[5]	$1,023	$1,400	$11,789	[6]	$10,598	$1,456	$1,183	$36,319
BXP’s share of operating expenses	1,310	710	1,781	[5]	398	548	3,265		4,420	266	556	13,254
BXP’s share of net operating income/(loss)	1,682	661	2,726	[5]	625	852	8,524		6,178	1,190	627	23,065
Less:
BXP’s share of termination income	—	—	—	[5]	—	—	—		—	—	—	—
BXP’s share of net operating income/(loss) (excluding termination income)	1,682	661	2,726	[5]	625	852	8,524		6,178	1,190	627	23,065
Less:
BXP’s share of straight-line rent	324	649	56	[5]	28	(4)	356	[6]	477	380	—	2,266
BXP’s share of fair value lease revenue	—	—	—	[5]	—	—	442	[6]	527	—	—	969
Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	149	23	[5]	—	4	—		—	6	—	182
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$1,358	$161	$2,693	[5]	$597	$860	$7,726	[6]	$5,174	$816	$627	$20,012

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [4]	$2,992	$1,371	$4,507	[5]	$1,023	$1,400	$11,789	[6]	$10,598	$1,456	$1,183	$36,319
Add:
BXP’s share of development and management services revenue	11	—	2		—	—	—		—	—	—	13
BXP’s share of revenue	$3,003	$1,371	$4,509	[5]	$1,023	$1,400	$11,789	[6]	$10,598	$1,456	$1,183	$36,332

_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.

[3]	Lease revenue includes recoveries from tenants and service income from tenants.

[4]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 55.

[5]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[6]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q3 2019
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
30-Sep-18
Revenue
Rental
Base rent	$525,875
Recoveries from tenants	102,424
Parking and other	26,552
Total rental revenue	654,851
Hotel revenue	13,664
Development and management services	15,253
Direct reimbursements of payroll and related costs from management services contracts	2,516
Total revenue	686,284
Expenses
Operating
Rental	247,989
Hotel	8,828
General and administrative	29,677
Payroll and related costs from management services contracts	2,516
Transaction costs	914
Depreciation and amortization	157,996
Total expenses	447,920
Other income (expense)
Loss from unconsolidated joint ventures	(4,313)
Gains on sales of real estate	7,863
Interest and other income	2,822
Gains from investments in securities	1,075
Interest expense	(95,366)
Net income	150,445
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(14,850)
Noncontrolling interest - common units of the Operating Partnership	(13,852)
Net income attributable to Boston Properties, Inc.	121,743
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$119,118

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.77
Net income attributable to Boston Properties, Inc. per share - diluted	$0.77